      Meeder
         Advisor Funds
         Utility Growth Fund
         Tactical Asset Allocation Fund
         Core Equity Fund
         International Equity Fund

         2001
         Annual Report

         December 31, 2001

[GRAPHIC]

       Meeder
         Advisor Funds
         A Meeder Financial Company
         6000 Memorial Drive, P.O. Box 7177
         Dublin, Ohio 43017
         Toll Free (800)494-3539
         Distributed by Adviser Dealer Services, Inc.

Meeder
  Advisor Funds

  Table of Contents

  Letter from the President ................................................. 1
  Annual Market Commentary .................................................. 3
  Utility Growth Fund ....................................................... 6
  Tactical Asset Allocation Fund ............................................ 8
  Core Equity Fund ..........................................................10
  The International Equity Fund .............................................12
  Portfolio Holdings & Financial Statements .................................14

Meeder
  Advisor Funds

[PHOTO]

Robert S. Meeder Sr.
President

Letter from the President

The financial markets seemed to go from bad in 2000 to worse in 2001, marking this period as the most difficult we have faced in our six years as a mutual fund family. The past two years were the worst back-to-back years for the U.S. stock market since 1973 and 1974. The fixed income arena was no less challenging, with increased volatility rocking the more moderate flow of the bond market.

Meeting these challenges required a significant effort on the part of our Investment Management staff. In 2001, I became more involved with Robert Meeder, Jr. in the implementation of our Defensive Investing discipline and the management of the Tactical Asset Allocation Fund. My involvement with the Meeder Advisor Funds had never truly diminished, as I continued to serve as a guide and as a resource for our entire Investment Management department. Late last year, I again had the responsibility for the day-to-day duties of Chief Investment Officer for Meeder Asset Management, the investment manager of the Meeder Advisor Funds. In this role, I also increased my involvement with the management of the Tactical Asset Allocation Fund.

The Investment Management staff at Meeder Asset Management is comprised of a team of highly-educated investment professionals, including two CFA's, with a combined experience of over 90 years in the investment marketplace. Everyone on our Investment Management staff has worked with our disciplines for many years and understand their objectives.

In addition to the team of investment managers at Meeder Asset Management, the subadvisors of the Meeder Advisor Funds add a significant level of expertise and specialization to the investment options available through the Funds. In the Core Equity Fund, the nine "sector specialists" brought together by Portfolio Manager William L. Gurner of Sector Capital Management, LLC provide individual investors access to some of the best stockpickers in the country. In the Utility Growth Fund, investment industry veteran Lowell G. Miller has been able to achieve strong relative returns for shareholders through a difficult year in 2001 and over the long term with his expertise in the utilities marketplace. In the International Equity Fund, the team of global stock market specialists at CGU Fund Management, based in London, England, provide individual investors valuable insight on investment opportunities from all corners of the globe.

2001 Annual Report | December 31, 2001                                         1

Meeder
  Advisor Funds

With the wealth of knowledge and experience in the management teams behind these portfolios, we have created a family of mutual funds that we trust will assist you in meeting your individual investment objectives. Thank you for investing with Meeder Advisor Funds

Sincerely,

/s/ Robert S. Meeder

Robert S. Meeder, Sr. President



 2                                        2001 Annual Report | December 31, 2001

Meeder
  Advisor Funds

Chart 1: Fed Funds Target Rate January 1, 2001 to December 31,
2001

      [CHART]

[PLOT POINTS TO COME]

Annual Market Commentary

When recounting events of 2001, the enduring memory of September 11 dominates our thoughts. A tribute to our country's strength and resolve, our national response in the wake of the tragedy shows that we can rise above the rubble and clouds to swiftly conquer an enemy heretofore hardly known. We have also risen to the aid of families affected by tragic events of September 11. Such strength and resolve are innate to the viability of our nation and its values.

The Year In Equities:
The Good, The Bad, and The Unthinkable

The year began on a positive note - with a half-point reduction in the Fed funds target rate by the Federal Reserve on January 3rd. This would be the first of 11 rate cuts the Fed made in 2001, as it abandoned its restrictive bias in favor of a more accommodating rate-easing policy. (See Chart 1 at left.) Historically, a declining interest rate environment has been beneficial to the equity market. But stocks failed to respond to the Fed's initial efforts to stimulate economic growth. The S&P 500 Index dropped 11% in the 1st Quarter -- its worst 3-month decline since the 3rd Quarter of 1990.

The 2nd Quarter offered some relief, in the form of a solid equity rally during April and May. The rally came with good underlying technical conditions: more stocks were advancing than declining and hitting new highs on a daily basis. Moreover, various segments of the equity market were in a definitive uptrend: value stocks continued to demonstrate strength relative to growth stocks, and defensive sectors such as energy, healthcare, and financial services retained their strong performance relative to the broad market. But the advance eventually only recovered some of the equity market losses of the 1st Quarter. The larger economic picture presented a dimmer outlook for growth. Investor sentiment was generally negative, and companies of all stripes issued poor earnings announcements and profit warnings. By late summer, stock trends were deteriorating, risk was increasing, and our position on the equity market turned more cautious.

The effect of the September 11th terrorist attacks on the financial markets was significant to say the least, but largely con-

                                                             Continued on Page 4

2001 Annual Report | December 31, 2001                                         3

Meeder
  Advisor Funds

--------------------------------------------------------------------------------
The effect of the September 11th terrorist attacks on the financial markets was significant to say the least, but largely confined to the week following the attacks.
--------------------------------------------------------------------------------

Annual Market Commentary
Continued from Page 3


fined to the week following the attacks. The market sell-off following the September 11th tragedy spared neither growth nor value, and few sectors emerged unscathed from the decline in equity values. The dramatic decline of the week ended September 21 was accompanied by heavy trading volume. This is normally a sign of a market bottom, which historically has been followed by a sequence of short-term rallies and declines to test the established lows. This historical precedent tempered our outlook for a speedy recovery in the stock market from the September 21 low.

The equity rally that occurred after September 21 was gradual but solid and nearly all stocks participated in the strength. Equity investors seemed to ignore the significant news events of the 4th Quarter, including international problems, the Enron debacle, and the official recognition in November of the U.S. economic recession, as stock prices moved higher through the end of the year. The major equity market indices finished 2001 with their best quarterly returns since 1999. The S&P 500 gained over 10% and the Nasdaq Composite Index - the bell-weather indicator for the technology sector -- gained more than 30%. Even with these strong 4th Quarter returns, the S&P 500 still finished the year down nearly -12%. The Nasdaq closed 2001 down more than -21% for the year. Perhaps more significantly, the losses in most equity indices over the last two years have erased the gains they made in 1999 and early 2000. For the 3 years ended December 31, 2001, the average annual total return for the S&P 500 Index is down -1%, and for the Nasdaq Composite Index the average annual total return is down nearly -4%.

--------------------------------------------------------------------------------
Bonds continued to rally through most of 2001... but the trend peaked in early November and turned dramatically negative.
--------------------------------------------------------------------------------

The Year In Bonds:
Strong Performance But Shaky Landing

Bonds continued to rally through most of 2001 for several reasons. Investors flocked to the relative safety of the fixed income market through most of the year as the stock market sell-off intensified. Investors also drove up demand for bonds as they anticipated the effects of the economic slowdown with reduced inflation. Additionally, the U.S. Treasury's decision to discontinue the 30-year bond in November sent 10-year Treasury prices soaring. Soon after, the trend peaked and turned dramatically negative. Rates on the 10-year note climbed swiftly

 4                                        2001 Annual Report | December 31, 2001

Meeder
  Advisor Funds

from 4.22% on November 7 to 5.26% on December 17, with an inverse effect on bond prices. It was the worst one-month decline for 10-year Treasury prices since May 1987.

The Federal Reserve's aggressive rate-easing policy impacted short-term bonds more than long-term bonds. Two- and three-year bonds appreciated more than longer-term securities through most of 2001 and suffered less in the decline late in the year. Also, the Fed's 11 consecutive rate reductions this year reduced money market fund yields to historic lows. It appears that the Fed may be nearing an end to this current cycle of rate cuts, as the market indicates that little or no change in short-term rates is expected in the coming months.

More information on the strategy and performance of our equity funds in 2001 can be found on Pages 6-13 of this Annual Report.

The Year Ahead:
Reasons for Optimism and Caution

At the start of 2002, we are constructive but cautious on prospects for a better year ahead in the financial markets. Typically, the combination of declining interest rates, falling energy prices, and tax cuts have been good for the U.S. economy and the stock market. Plus, improved technical conditions and positive trends in the major stock market indices at the end of 2001 give us reasons to be encouraged. However, equities remain somewhat overvalued by several historical measurements. For long-term investors, we believe the financial markets will continue to provide opportunities for investment returns. According to Ibbotson Associates, 90% of all 5-year periods for the S&P 500 between 1926 and 2000 had positive average annual total returns. 97% of all 10-year periods during this time had positive average annual total returns. And 100% of all 15-year periods during this time had positive average annual total returns.

As we embark on a new year, we trust that our nation can maintain its long-term economic growth and opportunities for investment gain. We also hope that all of our clients and shareholders prosper during 2002 and that they find peace and a renewed vigor for life after recovering from the events of 2001. We remain focused on our long-term investment objectives.

2001 Annual Report | December 31, 2001                                         5

Meeder
  Advisor Funds

Utility Growth Fund


---------------------------------------------------------------------------------------------------------
Performance Perspective

Period & Average Annual Total Returns                                        1      3       5       Since
as of December 31, 2001                                                   year  years   years   Inception
---------------------------------------------------------------------------------------------------------
Utility Growth Fund A Shares (Before sales charges)                    -14.96%  7.20%  11.38%     13.12%/1/
---------------------------------------------------------------------------------------------------------
Utility Growth Fund A Shares (After sales charges/3/)                  -19.84%  5.11%  10.07%     12.09%/1/
---------------------------------------------------------------------------------------------------------
Utility Growth Fund C Shares (Before sales charges)                    -15.90%  6.43%  10.81%     12.65%/1/
---------------------------------------------------------------------------------------------------------
Utility Growth Fund C Shares (After sales charges/4/)                  -17.14%  6.43%  10.81%     12.65%/1/
---------------------------------------------------------------------------------------------------------
S&P 500 Index                                                          -11.88% -1.03%  10.70%     13.56%/2/
---------------------------------------------------------------------------------------------------------
New York Stock Exchange Utility Index                                  -23.24% -7.46%   7.75%      9.74%/2/
---------------------------------------------------------------------------------------------------------
Average Utility Fund                                                   -21.21% -0.64%   7.99%     10.39%/2/
---------------------------------------------------------------------------------------------------------

 /1/Inception Date: 7/11/95.

 /2/Average annual total return from 7/31/95 to 12/31/01.

 /3/Reflects the deduction of 5.75% sales charges.

 /4/Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Source for index and average fund data: Morningstar
---------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Lowell G. Miller
Portfolio Manager

The Utility Growth Fund outperformed both the average utility fund and the Dow Jones Utility Average for the year. The Fund returned -14.96% for Class A Shares and -15.90% for Class C Shares before sales charges, while the average utility fund declined -21.21% according to Morning-star and the Dow Jones Utility Average fell -26.27%.

The key to the Fund's outperformance for the year was our strategy of selecting stocks based on fundamentals and the strength of their balance sheets. However, intervening events adversely affected several of our holdings. First, the power crisis in California earlier in the year depreciated many electric stocks with little or no connection to the West Coast market. Several holdings in the Fund's portfolio declined during this period even though fundamentals for these companies were unchanged or improving.

Second, the fall of Enron awakened many investors to the risks that do exist in the utilities sector. The after-effects of the company's collapse, which include cleaner balance sheets, firmer prices, and less excessive trading, benefit the industries and investors who remain in the utility market. We continue to see opportunity for growth in the year ahead, particularly in both the gas distribution and telecommunications industries. Demand for utilities services dropped a little throughout the economic slowdown, but should pick up once economic growth resumes.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Utility Growth Fund during the periods shown above. Because the Utility Growth Fund concentrates its investments in public utility companies, the value of the Fund's shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund's net asset value.

The New York Stock Exchange Utility Index is an unmanaged index of 256 utility sector stocks. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

 6                                        2001 Annual Report | December 31, 2001

Meeder
   Advisor Funds



--------------------------------------------------------------------------------
Sector Weightings                                        as of December 31, 2001

                                    [CHART]

1) Telecommunication Services                          26%
2) Oil/Gas Domestic                                    22%
3) Electric/Gas Utility                                14%
4) Electric Utility                                    12%
5) Electric Integrated                                 10%
6) Water Utility                                        7%
7) Natural Gas (Distributor)                            5%
8) Cash & Equivalents                                   4%


Sector weightings subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

                                    [CHART]

                             [PLOT POINTS TO COME]

These charts compare the Utility Growth Fund's Class A and Class C values to benchmark indices. They are intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 7/11/95-12/31/01. It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio. Beginning with this Annual Report, the New York Stock Exchange Utility Index will be used as the Fund's broad-based benchmark index, replacing the S&P 500 Index, because the composition of the Fund's portfolio is more similar to the composition of the New York Stock Exchange Utility Index.

Market indices such as the S&P 500 Composite Stock Price Index and the New York Stock Exchange Utility Index are not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based indices referred to on this page, please refer to the previous page.

2001 Annual Report | December 31, 2001                                         7

Meeder
   Advisor Funds


Tactical Asset Allocation Fund

--------------------------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                      1           3           5                 Since
as of December 31, 2001                                                 year       years       years             Inception
--------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares (Before sales charges)       -11.76%      -5.35%       5.01%              5.65%/1/
--------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund A Shares (After sales charges/4/)     -16.81%      -7.21%       3.77%              4.51%/1/
--------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares (Before sales charges)       -12.06%      -5.67%       4.83%              6.61%/1/
--------------------------------------------------------------------------------------------------------------------------
Tactical Asset Allocation Fund C Shares (After sales charges/5/)     -13.29%      -5.67%       4.83%              6.61%/1/
--------------------------------------------------------------------------------------------------------------------------
Average Asset Allocation Fund                                         -4.83%       2.37%       7.17%     9.19%/2//8.70%/3/
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                        -11.88%      -1.03%      10.70%   14.17%/2//13.04%/3/
--------------------------------------------------------------------------------------------------------------------------
Nasdaq Composite Index                                               -21.05%      -3.83%       8.60%   13.15%/2//11.52%/3/
--------------------------------------------------------------------------------------------------------------------------

/1/ Inception Date: Class A Shares 8/1/96. Inception Date: Class C Shares 6/1/95

/2/ Average annual total return from 6/1/95 to 12/31/01.

/3/ Average annual total return from 8/1/96 to 12/31/01.

/4/ Reflects the deduction of 5.75% sales charges.

/5/ Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months of purchase;
    0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Source for index and average fund data: Morningstar
--------------------------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Robert S. Meeder, Jr.
Portfolio Manager

[PHOTO]

Robert S. Meeder, Sr.
Portfolio Manager

For the 12 months ended December 31, 2001, the Tactical Asset Allocation Fund returned -11.76% for Class A Shares and -12.06% for Class C Shares before sales charges, performing in line with the -11.88% annual return of the S&P 500 Index and outperforming the -21.05% annual return of the Nasdaq Composite Index.

Throughout the first half of 2001, we adjusted the holdings of the Fund to emphasize small- and mid-cap value funds. The trend among value stocks was positive early in the year, while large-cap growth stocks were in a clear downtrend. The favorable trend for value continued until the end of August, when the broad equity market declined through September.

Prior to the events of September 11th, we adopted an approximately 50% defensive position as the risk/reward relationships in the stock market were turning negative.

We adopted a fully-defensive position after Monday, September 17th as the stock market reeled in response to the terrorist attacks. With the exception of Monday, we were in a fully defensive position for the week of September 17-21, as the S&P 500 lost 11% and the Dow Jones Industrial Average lost 14% in 5 days.

Stock prices rallied from the September 21 low through the end of the year. In the 4th Quarter, we gradually increased our equity exposure as our Defensive Investing discipline indicated that the risk/reward relationships in the stock market were improving. By the close of 2001, the Fund was 85% exposed to the equity market with 15% held defensively in money market funds.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Tactical Asset Allocation Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

 8                                        2001 Annual Report | December 31, 2001

Meeder
  Advisor Funds


--------------------------------------------------------------------------------
Portfolio Holdings                                       as of December 31, 2001

                                    [CHART]

1) I-Shares S&P 500 Index                 30%
2) I-Shares Mid-Cap 400 Index             15%
3) Federated Mid-Cap                      15%
4) I-Shares Russell 2000 Index            10%
5) AIM Small Cap Equity                    6%
6) Invesco Dynamics                        5%
7) Federated Mini-Cap                      4%
8) Cash Equivalents                       15%


Portfolio holdings subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

                                    [CHART]

                             [PLOT POINTS TO COME]

These charts compare the Tactical Asset Allocation Fund's Class A and Class C values to the S&P 500 Index, the Fund's broad-based benchmark index, and other indices. They are intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/1/96-12/31/01 (for Class A Shares) and 6/1/95-12/31/01 (for Class C Shares). It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based indices referred to on this page, please refer to previous page.

2001 Annual Report | December 31, 2001                                         9

Meeder
   Advisor Funds


Core Equity Fund

-------------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                                           1        3        Since
as of December 31, 2001                                                      year    years    Inception
-------------------------------------------------------------------------------------------------------
Core Equity Fund A Shares (Before sales charges)                          -13.88%   -2.10%     3.72%/1/
-------------------------------------------------------------------------------------------------------
Core Equity Fund A Shares (After sales charges/2/)                        -18.82%   -4.02%     2.34%/1/
-------------------------------------------------------------------------------------------------------
Core Equity Fund C Shares (Before sales charges)                          -14.20%   -2.38%     3.50%/1/
-------------------------------------------------------------------------------------------------------
Core Equity Fund C Shares (After sales charges/3/)                        -15.41%   -2.38%     3.50%/1/
-------------------------------------------------------------------------------------------------------
S&P 500 Index                                                             -11.88%   -1.03%     5.69%/4/
-------------------------------------------------------------------------------------------------------

/1/ Inception Date: 7/31/97.

/2/ Reflects the deduction of 5.75% sales charges.

/3/ Reflects the deduction of contingent deferred sales charges as follows: 1.50% if redeemed within
    18 months of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00%
    thereafter.

/4/ Average annual total return from 7/31/97 to 12/31/01

Source for index data: Morningstar Inc.
-------------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

William L. Gurner
Portfolio Manager

The Core Equity Fund returned -13.88% for Class A Shares and -14.20% for Class C Shares before sales charges for the 12 months ended December 31, 2001 in the worst year for the broad equity market since 1974.

The year began with value stocks continuing their good performance relative to growth stocks from 2000. Although the Fund's investment strategy seeks a blend between growth and value, it was encouraging to see that investors were at last focusing on stock fundamentals rather than momentum. As the year progressed, the number of stocks advancing on a daily basis was improving over the number of stocks declining on a daily basis. This was a sign to us that the equity market was in a better position for recovery than it had been in several months.

Then, September 11th occurred. The declines that swept through the equity market in the aftermath of the tragedy affected the Fund. But from the low of September 21 through the end of the year, stocks across the board rebounded with vigor. The Fund performed in line with the S&P 500 Index during this period.

The effects of the September 11th attacks on the U.S. economy has put unexpected pressure on many diverse companies. We believe that companies that can meet the challenges of the post-September 11 economy will survive and excel. This is an ideal market for our team of stock pickers to find opportunities for returns on investors' capital.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended December 31, 2001, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the Core Equity Fund during the periods shown above.

The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

10                                        2001 Annual Report | December 31, 2001

Meeder
  Advisor Funds


--------------------------------------------------------------------------------
Sector Weightings                                        as of December 31, 2001

                                    [CHART]

                                    Sector                     % of
     Sector                         Manager                    Portfolio
------------------------------------------------------------------------
1)   Technology                     RCM                           19%
2)   Finance                        Matrix                        18%
3)   Health                         Alliance                      14%
4)   Consumer Non-Durables          Barrow Hanley                 12%
5)   Materials & Services           Ashland Cap.                  12%
6)   Utility                        Miller Howard                  8%
7)   Consumer Durables              Barrow Hanley                  8%
8)   Energy                         Mitchell Group                 7%
9)   Transportation                 Miller Howard                  1%
10)  Cash Equivalents                                              1%

Sector weightings subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

                                    [CHART]

                             [PLOT POINTS TO COME]

These charts compare the Core Equity Fund's Class A and Class C values to the S&P 500 Index, the Fund's broad-based benchmark index, and other indices. They are intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 7/31/97-12/31/01. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based index referred to on this page, please refer to the previous page.

2001 Annual Report | December 31, 2001                                        11

Meeder
  Advisor Funds


International Equity Fund


-------------------------------------------------------------------------------------------------
Performance Perspective
Period & Average Annual Total Returns                             1             3           Since
as of December 31, 2001                                        year         years       Inception
-------------------------------------------------------------------------------------------------
International Equity Fund (Before sales charges)            -23.40%        -4.79%        0.17%/1/
-------------------------------------------------------------------------------------------------
International Equity Fund (After sales charges/3/)          -27.81%        -6.64%       -1.19%/1/
-------------------------------------------------------------------------------------------------
MSCI EAFE Index                                             -21.44%        -5.05%        0.00%/2/
-------------------------------------------------------------------------------------------------
Average Foreign Stock Fund                                  -21.20%        -1.21%        1.07%/2/
-------------------------------------------------------------------------------------------------

/1/ Inception Date: 9/2/97.

/2/ Average annual total return from 9/1/97 to 12/31/01.

/3/ Reflects the deduction of 5.75% sales charge.

Source for index and average fund data: Morningstar Inc.

-------------------------------------------------------------------------------------------------

Annual Market Perspective

[PHOTO]

Andrew Hitchings
Portfolio Manager

The International Equity Fund returned -23.40% before sales charges for the year, compared with the -21.44% annual return for the MSCI EAFE Index.

World equity markets declined significantly more than U.S. stock markets in 2001. We adjusted to the poor market conditions by adding exposure to more defensive sectors such as consumer goods, pharmaceuticals, and utilities. Still, select positions in telecommunications and technology hampered performance for some of the year.

Regionally, we remain focused on Europe and the U.K. as conditions in the Japanese stock market remains dismal. The Japanese economy is now in its third recession in 10 years and signs of a near-term recovery are hard to find. The one bright spot in the region is the weakness of the Yen, which could make Japanese exports more attractive to consumers overseas.

European and British markets rebounded in the 4th Quarter as consumer demand remained strong. The Fund's defensive stance, however, constrained returns for the period. In light of the continued uncertainty of a global economic recovery, we believe the Fund is well positioned for the current market environment. We are concerned about the prospects for growth in the near-term, but lower interest rates and investor optimism could provide necessary support for future gains in the global equity markets.

Past performance is not a guarantee of future results. All performance figures represent period and average annual total returns for the periods ended 12/31/01, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Expenses were waived and/or reimbursed in order to reduce the operating expenses of the International Equity Fund during the periods shown above.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks are magnified in countries with emerging markets, which may have relatively unstable governments and less established economies.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

12                                        2001 Annual Report | December 31, 2001

Meeder
  Advisor Funds


--------------------------------------------------------------------------------
Regional Holdings                                        as of December 31, 2001

                                    [CHART]

   1) Europe                                           52%
   2) United Kingdom                                   24%
   3) Japan                                            17%
   4) Australia/New Zealand                             4%
   5) Pacific Rim (ex. Japan)                           3%

   Regional holdings subject to change.


--------------------------------------------------------------------------------
Results of a $10,000 Investment

                                    [CHART]

                             [PLOT POINTS TO COME]

The chart compares the International Equity Fund's shares to the MSCI EAFE Index, the Fund's broad-based benchmark index, and other indices. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 9/2/97-12/31/01. It is important to understand differences between your Fund and these indices. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the broad based index referred to on this page, please refer to the previous page.

2001 Annual Report | December 31, 2001                                        13

Meeder
  Advisor Funds


                Portfolio
                Holdings &
                Financial
                Statements

14                                        2001 Annual Report | December 31, 2001

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                             Mutual Fund Portfolio

                                               Shares or
          Security Description                Face Amount    Value
          --------------------                ----------- -----------
            Registered Investment Companies -- 85.1%
          AIM Small Cap Equity Fund --
            Class A                              386,929  $ 3,942,803
          Federated Mid-Cap Index Fund           575,233    9,732,950
          Federated Mini-Cap Index Fund          227,802    2,660,727
          Franklin Mutual Shares Fund                492        9,562
          INVESCO Dynamics Fund #                203,232    3,237,483
          iShares Russell 2000 Index Fund         69,400    6,686,690
          iShares S&P 500 Index Fund             171,400   19,596,161
          iShares S&P MidCap 400 Index Fund      100,700   10,185,805
                                                          -----------
          Total Registered Investment Companies
           (Cost $54,471,625)                              56,052,181
                                                          -----------
            Money Market Registered Investment Companies -- 2.0%
          Charles Schwab Money Market Fund       705,372      705,372
          Fidelity Cash Reserves Money Market
           Fund                                  636,238      636,238
                                                          -----------
          Total Money Market Registered Investment
           Companies (Cost $1,341,610)                      1,341,610
                                                          -----------
            U.S. Government Obligations -- 3.1%
          U.S. Treasury Bills
            1.82%, due 05/30/02 *                 22,100       21,940
            2.21%, due 01/10/02 **             1,500,000    1,499,181
            1.82%, due 02/28/02 **               500,000      498,599
                                                          -----------
          Total U.S. Government Obligations
           (Cost $2,019,661)                                2,019,720
                                                          -----------

                             Mutual Fund Portfolio

                                                 Shares or
         Security Description                   Face Amount    Value
         --------------------                   ----------- -----------
           Repurchase Agreements -- 9.8%
         Smith Barney Securities LLC, 1.93%,
          01/02/02, (Collateralized by
          $6,592,251 Three Pillars Funding
          Commercial Paper, at 3.22%, due
          03/04/02, value -- $6,555,669)         6,427,000  $ 6,427,000
                                                            -----------
         Total Repurchase Agreements
          (Cost $6,427,000)                                   6,427,000
                                                            -----------
         Total Investments -- 100.0%
          (Cost $64,259,896)                                 65,840,511
                                                            -----------
         Other Assets less Liabilities -- 0.0%                   11,025
                                                            -----------
         Total Net Assets -- 100.0%                         $65,851,536
                                                            -----------
           Trustee Deferred Compensation***
         Flex-funds Highlands Growth Fund            2,397  $    37,902
         Flex-funds Muirfield Fund                   4,871       20,602
         Flex-funds Total Return Utilities Fund      1,060       19,888
         Meeder Advisor International Equity
          Fund                                       2,052       20,949
                                                            -----------
         Total Trustee Deferred Compensation
          (Cost $127,292)                                   $    99,341
                                                            -----------

#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2001.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                           Utilities Stock Portfolio

                                               Shares or
          Security Description                Face Amount    Value
          --------------------                ----------- -----------
            Common Stocks -- 96.1%
          Electric/Gas Utility -- 14.5%
          AGL Resources, Inc.                   38,755    $   892,140
          MDU Resources Group, Inc.             32,195        906,289
          NiSource, Inc.                        71,635      1,651,903
          UtiliCorp United, Inc.                69,577      1,751,253
                                                          -----------
                                                            5,201,585
                                                          -----------
          Electric Integrated -- 7.4%
          DQE, Inc.                             33,740        638,698
          Energy East Corp.                     38,765        736,148
          IDACORP, Inc.                         31,750      1,289,050
                                                          -----------
                                                            2,663,896
                                                          -----------
          Electric Production -- 2.3%
          NRG Energy, Inc. #                    53,185        824,368
                                                          -----------
          Electric Utility -- 12.3%
          AES Corp. #                           16,155        264,134
          Cinergy Corp.                            110          3,677
          Keyspan Corp.                         50,545      1,751,384
          Mirant Corp. #                        42,940        687,899
          TECO Energy, Inc.                     65,685      1,723,574
                                                          -----------
                                                            4,430,668
                                                          -----------
          Natural Gas (Distributor) -- 5.1%
          Nicor, Inc.                           14,535        605,238
          Williams Cos., Inc.                   48,560      1,239,251
                                                          -----------
                                                            1,844,489
                                                          -----------
          Oil/Gas (Domestic) -- 21.5%
          El Paso Corp. #                       29,410      1,311,980
          Kinder Morgan Energy Partners, L.P.   61,018      2,307,701
          Kinder Morgan, Inc.                   26,180      1,457,964
          Peoples Energy Corp.                  18,855        715,170
          Questar Corp.                         77,750      1,947,638
                                                          -----------
                                                            7,740,453
                                                          -----------
          Telecommunication Services -- 26.3%
          Alltel Corp.                          22,085      1,363,307
          Bellsouth Corp.                       19,655        749,838
          CenturyTel, Inc.                      32,670      1,071,576
          Sprint Corp. FON Group                27,430        550,794
          SBC Communications, Inc.              59,090      2,314,555
          Telephone & DataSystems               10,045        901,539
          Verizon Communications                34,613      1,642,733
          WorldCom, Inc. -- WorldCom Group #    57,912        815,401
                                                          -----------
                                                            9,409,743
                                                          -----------
          Water Utility -- 6.7%
          American Water Works Co., Inc.        57,925      2,418,369
                                                          -----------
          Total Common Stocks
           (Cost $34,116,305)                              34,533,571
                                                          -----------

                           Utilities Stock Portfolio

                                                 Shares or
         Security Description                   Face Amount     Value
         --------------------                   -----------  -----------
           U.S. Government Obligations -- 0.0%
         U.S. Treasury Bill,
          1.82%, due 05/30/02*                       1,000   $       993
                                                             -----------
         Total U.S. Government Obligations
          (Cost $991)                                                993
                                                             -----------
           Repurchase Agreements -- 3.8%
         Smith Barney Securities LLC, 1.93%,
          01/02/02, (Collateralized by
          $1,403,174 Three Pillars Funding
          Commercial Paper, at 3.22%, due
          03/04/02 value -- $1,395,388)          1,368,000     1,368,000
                                                             -----------
         Total Repurchase Agreements
          (Cost $1,368,000)                                    1,368,000
                                                             -----------
         Total Investments -- 99.9%
          (Cost $35,485,296)                                  35,902,564
                                                             -----------
         Other Assets less Liabilities -- 0.1%                    24,363
                                                             -----------
         Total Net Assets -- 100.0%                          $35,926,927
                                                             -----------
           Trustee Deferred Compensation**
         Flex-funds Highlands Growth Fund              531   $     8,393
         Flex-funds Muirfield Fund                   1,133         4,791
         Flex-funds Total Return Utilities Fund        227         4,259
         Meeder Advisor International Equity
          Fund                                         493         5,029
                                                             -----------
         Total Trustee Deferred Compensation
          (Cost $27,717)                                     $    22,472
                                                             -----------

#  Represents non-income producing securities.
*  Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                              Shares or
           Security Description              Face Amount    Value
           --------------------              ----------- -----------
             Common Stocks -- 99.2%
           Capital Goods, Materials & Services -- 11.7%
           (Subadvised by Ashland Management, Inc.)
           Agilent Technologies, Inc. #         1,350    $    38,489
           Air Products & Chemicals, Inc.         990         46,441
           Alcoa, Inc.                          2,950        104,872
           Automatic Data Processing, Inc.      1,500         88,350
           Avery Dennison Corp.                   520         29,396
           Barrick Gold Corp.                   1,749         27,897
           BISYS Group, Inc. #                    710         45,433
           Boise Cascade Corp.                    350         11,903
           Caterpillar, Inc.                    1,420         74,195
           Cendent Corp. #                      2,670         52,359
           Centex Corp.                           700         39,963
           Cintas Corp.                           350         16,800
           Computer Sciences Corp. #              700         34,286
           Concord EFS, Inc. #                  2,180         71,460
           Deere & Co.                          1,300         56,758
           Deluxe Corp.                           670         27,859
           Dover Corp.                            803         29,767
           Dow Chemical Co.                     3,425        115,696
           DuPont, E.I., de Nemours & Co.       2,400        102,024
           Eastman Chemical Co.                   350         13,657
           Eaton Corp.                            219         16,296
           Ecolab, Inc.                           550         22,137
           Electronic Data Systems Corp.        2,070        141,898
           Emerson Electric Co.                 1,540         87,934
           Engelhard Corp.                      1,100         30,448
           Equifax, Inc.                          950         22,943
           Fiserv, Inc. #                         965         40,839
           Freeport-McMoRan Copper & Gold,
            Inc. #                              2,100         28,119
           General Electric Co.                38,700      1,551,095
           Genuine Parts Co.                      670         24,589
           Georgia-Pacific Group                1,130         31,199
           H&R Block, Inc.                      1,490         66,603
           Illinois Tool Works, Inc.            1,550        104,966
           Ingersoll-Rand Co.                     589         24,626
           International Paper Co.              1,970         79,490
           Johnson Controls, Inc.                 442         35,691
           KB HOME                                700         28,070
           Masco Corp.                          1,970         48,265
           Mercury Interactive Corp. #            560         19,029
           Millipore Corp.                        300         18,210
           Navistar International Corp. #         150          5,925
           Newmont Mining Corp.                   900         17,199
           Nextel Communications, Inc. #        3,115         34,140
           OM Group, Inc.                         600         39,714
           Omnicom Group, Inc.                    600         53,610
           PACCAR, Inc.                           350         22,967
           Pactiv Corp. #                       2,100         37,275
           Paychex, Inc.                          982         34,223
           Phelps Dodge Corp.                     450         14,580
           Placer Dome, Inc.                    2,100         22,911
           PPG Industries, Inc.                   830         42,928
           Praxair, Inc.                          690         38,123
           QLogic Corp. #                         330         14,688
           Robert Half International, Inc. #      800         21,360
           Rohm & Haas Co.                        800         27,704
           Stanley Works, The                     600         27,942

                            Growth Stock Portfolio

                                                Shares or
          Security Description                 Face Amount    Value
          --------------------                 ----------- -----------
            Common Stocks -- continued
          Stericycle, Inc. #                      1,000    $    60,880
          Tetra Tech, Inc. #                      1,125         22,399
          Tyco International, Ltd.                8,700        512,430
          United States Steel Corp.                 640         11,590
          Vulcan Materials Co.                      390         18,697
          Waste Management, Inc.                  2,530         80,732
          Weyerhaeuser Co.                          860         46,509
          Worthington Industries, Inc.              790         11,218
          W.W. Grainger, Inc.                     1,158         55,584
                                                           -----------
                                                             4,725,380
                                                           -----------

          Consumer Durable Goods -- 8.4%
          (Subadvised by Barrow, Hanley,
          Mewhinney & Strauss, Inc.)
          Albertson's, Inc.                       2,800         88,172
          Best Buy Co., Inc. #                    1,800        134,064
          Cendant Corp. #                         6,900        135,309
          Circuit City Stores -- Circuit City
           Group                                  2,800         72,660
          Costco Wholesale Corp. #                3,100        137,578
          Ford Motor Co.                          7,400        116,328
          Gap, Inc.                               5,300         73,882
          General Mills, Inc.                     2,100        109,221
          General Motors Corp.                    2,300        111,780
          Home Depot, Inc.                        7,900        402,979
          J.C. Penney Co., Inc.                   2,800         75,320
          Kroger Co. #                            4,300         89,741
          Limited, Inc.                           2,000         29,440
          Lowe's Companies, Inc.                  4,000        185,640
          May Department Stores Co.               1,200         44,376
          Safeway, Inc. #                         2,400        100,200
          Staples, Inc. #                         2,500         46,750
          Target Corp.                            4,700        192,935
          Toys R Us, Inc. #                       2,900         60,146
          Wal-Mart Stores, Inc.                  16,500        949,575
          Walgreen Co.                            4,900        164,934
          Whirlpool Corp.                           750         54,998
                                                           -----------
                                                             3,376,028
                                                           -----------

          Consumer Non-durable Goods -- 12.3%
          (Subadvised by Barrow, Hanley,
          Mewhinney & Strauss, Inc.)
          Action Performance Companies, Inc. #    2,233         68,352
          Anheuser-Busch Companies, Inc.          2,800        126,588
          AOL Time Warner, Inc. #                17,750        569,775
          Carnival Corp.                          2,000         56,160
          Charter Communications, Inc. --
            Class A #                             3,200         52,576
          Clear Channel Communications, Inc. #    2,300        117,093
          Coca-Cola Co.                           8,500        400,775
          Colgate-Palmolive Co.                   1,300         75,075
          Comcast Corp. -- Class A #              3,000        108,000
          ConAgra Foods, Inc.                     2,200         52,294
          Fortune Brands, Inc.                    3,300        130,647
          Gannett Co., Inc.                       1,000         67,230
          Gillette Co.                            2,600         86,840
          Haggar Corp.                            9,700        105,245
          Heinz, H.J. Co.                         3,200        131,584
          Hershey Foods Corp.                       500         33,850

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                Shares or
         Security Description                  Face Amount    Value
         --------------------                  ----------- -----------
           Common Stocks -- continued
         JAKKS Pacific, Inc. #                    4,400    $    83,380
         Kimberly-Clark Corp.                     2,900        173,420
         Marriott International, Inc.               600         24,390
         McDonald's Corp.                         7,700        203,819
         McGraw-Hill Companies, Inc.                400         24,392
         Newell Rubbermaid, Inc.                  1,300         35,841
         PepsiCo, Inc.                            6,400        311,616
         Philip Morris Companies, Inc.            9,700        444,745
         Procter & Gamble Co.                     4,500        356,085
         Sara Lee Corp.                           2,700         60,021
         Starwood Hotels & Resorts
          Worldwide, Inc.                           700         20,895
         SUPERVALU, Inc.                          3,700         81,844
         Tribune Co.                              1,100         41,173
         Tupperware Corp.                         5,100         98,175
         Unilever NV -- NY Shares                 1,800        103,698
         UST, Inc.                                2,000         70,000
         Viacom, Inc. -- Class B #                6,453        284,900
         Walt Disney Co.                         10,300        213,416
         Wendy's International, Inc.              5,100        148,767
                                                           -----------
                                                             4,962,661
                                                           -----------
         Energy -- 6.8%
         (Subadvised by The Mitchell Group, Inc.)
         Anadarko Petroleum Corp.                 1,448         82,319
         Baker Hughes, Inc.                         640         23,341
         BP PLC Sponsored ADR                     1,348         62,695
         Chevron Texaco Corp.                     4,056        363,458
         Conoco, Inc. -- Class B                  2,900         82,070
         El Paso Corp. #                          2,268        101,175
         Enron Corp.                              2,800          1,680
         Exxon Mobil Corp.                       27,524      1,081,693
         GlobalSantaFe Corp.                      1,000         28,520
         Halliburton Co.                          1,400         18,340
         Hydril Co. #                             1,400         24,682
         Kerr-McGee Corp.                           700         38,360
         Ocean Energy, Inc.                       2,860         54,912
         Phillips Petroleum Co.                   1,500         90,390
         Pioneer Natural Resources Co. #          1,900         36,594
         Pogo Producing Co.                       1,100         28,897
         Royal Dutch Petroleum Co.                8,500        416,670
         Schlumberger, Ltd.                         800         43,960
         Transocean Sedco Forex, Inc.               519         17,553
         Unocal Corp.                             1,300         46,891
         W-H Energy Services, Inc. #              1,500         28,575
         Williams Companies, Inc.                 2,400         61,248
                                                           -----------
                                                             2,734,023
                                                           -----------
         Finance -- 17.8%
         (Subadvised by Matrix Asset
         Advisors, Inc.)
         AFLAC, Inc.                              2,050         50,348
         Allstate Corp.                           3,250        109,525
         American Express Co.                     5,300        189,157
         American International Group, Inc.      10,400        825,760
         Bank of America Corp.                    7,450        468,978
         Bank of New York Co., Inc.               3,900        159,120
         Bank One Corp.                           4,500        175,725
         Berkshire Hathaway, Inc. -- Class B #       26         65,650
         Capital One Financial Corp.                650         35,068

                            Growth Stock Portfolio

                                                Shares or
         Description                           Face Amount    Value
         -----------                           ----------- -----------
           Common Stocks -- continued
         Chubb Corp.                                750    $    51,750
         Citigroup, Inc.                         21,700      1,095,416
         Comerica, Inc.                           1,500         85,950
         Countrywide Credit Industries, Inc.        500         20,485
         Federal National Mortgage
          Association                             6,450        512,775
         FleetBoston Financial Corp.              5,350        195,275
         Franklin Resources, Inc.                 1,150         40,560
         Goldman Sachs Group, Inc.                1,000         92,750
         Hartford Financial Services Group,
          Inc.                                    1,050         65,972
         Household International, Inc.            1,800        104,292
         Jefferson-Pilot Corp.                      750         34,702
         John Hancock Financial Services, Inc.    1,250         51,625
         J.P. Morgan Chase & Co.                  9,500        345,325
         Knight Trading Group, Inc. #             4,000         44,080
         Lehman Brothers Holdings, Inc.           1,100         73,480
         Lincoln National Corp.                     800         38,856
         Marsh & McLennan Companies, Inc.           800         85,960
         MBIA, Inc.                                 762         40,866
         MBNA Corp.                               3,350        117,920
         Mellon Financial Corp.                   2,200         82,764
         Merrill Lynch & Co., Inc.                3,400        177,208
         MetLife, Inc.                            3,200        101,376
         MGIC Investment Corp.                      350         21,602
         Morgan Stanley Dean Witter & Co.         5,050        282,497
         National City Corp.                      2,300         67,252
         PNC Financial Services Group             1,725         96,945
         Providian Financial Corp.                1,000          3,550
         Schwab, Charles Corp.                    2,400         37,128
         SouthTrust Corp.                         2,100         51,807
         Stilwell Financial, Inc.                 1,150         31,303
         St. Paul Companies, Inc.                 1,375         60,459
         SunTrust Banks, Inc.                     1,400         87,780
         UnumProvident Corp.                      1,150         30,487
         U.S. Bancorp                             7,700        161,161
         Wachovia Corp.                           6,100        191,296
         Wachovia Corp. -- Preferred Dividend
          Equalization #                          1,700            408
         Washington Mutual, Inc.                  4,900        160,230
         Wells Fargo & Co.                        8,100        352,107
                                                           -----------
                                                             7,174,730
                                                           -----------
         Health -- 13.9%
         (Subadvised by Alliance Capital
         Management L.P.)
         Abbott Laboratories                      6,020        335,615
         Abgenix, Inc. #                            990         33,304
         Affymetrix, Inc. #                       1,210         45,678
         American Home Products Corp.             6,520        400,067
         AmerisourceBergen Corp.                    510         32,411
         Amgen, Inc. #                            4,140        233,662
         Anthem, Inc. #                             200          9,900
         Applera Corp. -- Applied Biosystems
          Group                                   2,330         91,499
         Bristol-Myers Squibb Co.                 6,460        329,460
         Cardinal Health, Inc.                    2,650        171,349
         Forest Laboratories, Inc. #                750         61,463
         Health Management Associates, Inc. #     6,220        114,448
         Human Genome Sciences, Inc. #            1,290         43,499

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                                Shares or
         Security Description                  Face Amount    Value
         --------------------                  ----------- -----------
           Common Stocks -- continued
         Johnson & Johnson                       12,860    $   760,026
         Lilly, Eli & Co.                         3,470        272,534
         Medicines Co. #                          1,440         16,690
         Medtronic, Inc.                          4,600        235,566
         Merck & Co., Inc.                        8,330        489,804
         Pfizer, Inc.                            28,570      1,138,514
         Pharmacia Corp.                          4,500        191,925
         Schering-Plough Corp.                    6,050        216,650
         Serono SA -- ADR                         1,430         31,732
         SICOR, Inc. #                            1,710         26,813
         Tenet Healthcare Corp. #                 1,970        115,678
         UnitedHealth Group, Inc.                 1,370         96,955
         Vertex Pharmaceuticals, Inc. #             570         14,016
         Waters Corp. #                           1,070         41,462
         Wellpoint Health Networks, Inc. #          560         65,436
                                                           -----------
                                                             5,616,156
                                                           -----------
         Technology -- 19.4%
         (Subadvised by Dresdner RCM
         Global Investors, L.L.C.)
         ADC Telecommunications, Inc. #           2,390         10,994
         Advanced Micro Devices, Inc. #           1,450         22,997
         Agilent Technologies, Inc. #             1,380         39,344
         Altera Corp. #                           1,440         30,557
         Analog Devices, Inc. #                     870         38,619
         Apple Computer, Inc. #                   1,600         35,040
         Applied Materials, Inc. #                3,300        132,330
         Applied Micro Circuits Corp. #           2,530         28,640
         Boeing Co.                               3,410        132,240
         Broadcom Corp. -- Class A #                850         34,740
         Cirrus Logic, Inc. #                     1,380         18,244
         Cisco Systems, Inc. #                   28,640        518,670
         Citrix Systems, Inc. #                     530         12,010
         CNET Networks, Inc. #                    5,300         47,541
         Compaq Computer Corp.                    9,410         91,842
         Computer Associates International,
          Inc.                                    2,230         76,913
         Comverse Technology, Inc. #              1,720         38,476
         Corning, Inc.                            3,240         28,901
         Dell Computer Corp. #                    8,200        222,876
         eBay, Inc. #                               520         34,788
         EMC Corp./Mass #                         4,600         61,824
         Emulex Corp. #                             410         16,199
         Ericsson Telefonaktiebolaget -- ADR      5,380         28,084
         Fairchild Semiconductor Corp. --
           Class A #                              1,310         36,942
         Flextronics International, Ltd. #        2,440         58,535
         General Dynamics Corp.                     810         64,508
         Hewlett-Packard Co.                      3,300         67,782
         Honeywell International, Inc.            3,150        106,533
         Intel Corp.                             26,510        833,739
         International Business Machines Corp.    7,560        914,458
         Intuit, Inc. #                             840         35,935
         ITT Industries, Inc.                       610         30,805
         JDS Uniphase Corp. #                     4,500         39,060
         KLA-Tencor Corp. #                         760         37,666
         Lexmark International, Inc. #              540         31,860
         Linear Technology Corp.                  1,630         63,635
         Lockheed Martin Corp.                    2,020         94,273
         Lucent Technologies, Inc.               15,820         99,666

                            Growth Stock Portfolio

                                               Shares or
           Security Description               Face Amount    Value
           --------------------               ----------- -----------
             Common Stocks -- continued
           Manhattan Associates #                  530    $    15,449
           Marvell Technology Group, Ltd. #        350         12,537
           MatrixOne, Inc. #                     1,540         20,005
           Maxim Integrated Products, Inc. #     1,190         62,487
           McDATA Corp. -- Class B #               620         15,568
           Micron Technology, Inc. #             2,800         86,800
           Microsoft Corp. #                    21,370      1,415,763
           Minnesota Mining & Manufacturing
            Co.                                  1,050        124,120
           Motorola, Inc.                        6,968        104,659
           Nortel Networks Corp.                 8,070         60,525
           Northrop Grumman Corp.                  390         39,316
           Novellus Systems, Inc. #                460         18,147
           NVIDIA Corp. #                        1,010         67,569
           Oracle Corp. #                       21,190        292,634
           PeopleSoft, Inc. #                    1,280         51,456
           QUALCOMM, Inc. #                      2,530        127,765
           Raytheon Co.                          1,570         50,978
           Rockwell Collins, Inc.                  920         17,940
           Sanmina Corp. #                       2,410         47,959
           SAP AG Sponsored ADR                  2,090         66,734
           Siebel Systems, Inc. #                2,250         62,955
           Solectron Corp. #                     1,370         15,454
           STMicroelectronics N.V.               1,970         62,390
           Sun Microsystems, Inc. #             11,000        135,300
           Taiwan Semiconductor Manufacturing
            Co., Ltd -- ADR #                    3,540         60,782
           Texas Instruments, Inc.               6,510        182,280
           Thermo Electron Corp. #                 820         19,565
           TRW, Inc. #                             620         22,965
           United Technologies Corp.             1,750        113,102
           UTStarcom, Inc. #                     1,640         46,740
           VERITAS Software Corp. #              1,584         71,011
           Viasys Healthcare, Inc. #               119          2,405
           Xilinx, Inc. #                        1,310         51,155
           Yahoo!, Inc. #                        1,820         32,287
                                                          -----------
                                                            7,794,068
                                                          -----------
           Transportation -- 0.8%
           (Subadvised by Miller/Howard
           Investments, Inc.)
           AMR Corp. #                             560         12,488
           Burlington Northern Santa Fe Corp.    1,390         39,656
           CSX Corp.                               697         24,430
           Delta Air Lines, Inc.                   465         13,606
           FedEx Corp. #                         1,110         57,587
           Norfolk Southern Corp.                1,460         26,762
           Ryder System, Inc.                      220          4,873
           Southwest Airlines Co.                4,638         85,710
           Union Pacific Corp.                     890         50,730
           US Airways Group, Inc. #                250          1,585
                                                          -----------
                                                              317,427
                                                          -----------
           Utilities -- 8.1%
           (Subadvised by Miller/Howard
           Investments, Inc.)
           AES Corp. #                           3,915         64,010
           ALLTEL Corp.                          1,235         76,236
           American Electric Power, Inc.           790         34,389
           AT&T Corp.                           13,520        245,253

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                            Growth Stock Portfolio

                                               Shares or
          Security Description                Face Amount    Value
          --------------------                ----------- -----------
            Common Stocks -- continued
          AT&T Wireless Services, Inc. #         12,229   $   175,731
          BellSouth Corp.                         7,360       280,784
          Calpine Corp. #                         1,165        19,560
          CenturyTel, Inc.                        1,165        38,212
          Deutsche Telekom AG Sponsored
           ADR                                    1,930        32,617
          Dominion Resources, Inc.                  565        33,956
          Duke Energy Corp.                       3,055       119,939
          Dynegy, Inc. -- Class A                 1,455        37,102
          El Paso Corp. #                           715        31,896
          Exelon Corp.                            1,285        61,526
          FirstEnergy Corp.                         860        30,083
          Mirant Corp. #                          6,495       104,050
          Nextel Communications, Inc. #           2,475        27,126
          NiSource, Inc.                            740        17,064
          Progress Energy, Inc.                     750        33,772
          Questar Corp.                           1,990        49,849
          Qwest Communications International,
           Inc.                                   6,558        92,664
          SBC Communications, Inc.               14,594       571,647
          Southern Co.                            2,800        70,980
          Sprint Corp. -- FON Group               3,260        65,461
          Sprint Corp. -- PCS Group #             3,605        87,998
          TXU Corp.                                 595        28,054
          Verizon Communications, Inc.           10,765       510,907
          Williams Communications Group, Inc.     3,075        78,474
          WorldCom, Inc. -- WorldCom Group #     13,907       195,811
          Xcel Energy, Inc.                       1,835        50,903
                                                          -----------
                                                            3,266,054
                                                          -----------
          Total Common Stocks
           (Cost $40,433,005)                              39,966,527
                                                          -----------
            U.S. Government Obligations -- 0.5%
          U.S. Treasury Bills
            1.82%, 05/30/02 **                    9,000         8,935
            1.82%, 02/28/02 *                   200,000       199,439
                                                          -----------
          Total U.S. Government Obligations
           (Cost $208,350)                                    208,374
                                                          -----------

                            Growth Stock Portfolio

                                                 Shares or
        Security Description                    Face Amount    Value
        --------------------                    ----------- -----------
          Repurchase Agreements -- 0.4%
        Smith Barney Securities LLC,
         1.93%, 01/02/02, (Collateralized by
         $151,805 Three Pillars Funding
         Commercial Paper, at 3.22%,
         due 03/04/02, value -- $150,963)         148,000   $   148,000
                                                            -----------
        Total Repurchase Agreements
         (Cost $148,000)                                        148,000
                                                            -----------
        Total Investments -- 100.1%
         (Cost $40,789,355)                                  40,322,901
                                                            -----------
        Liabilities less Other Assets -- (0.1%)                 (20,957)
                                                            -----------
        Total Net Assets -- 100.0%                          $40,301,944
                                                            -----------
          Trustee Deferred Compensation***
        Flex-funds Highlands Growth Fund            1,026   $    16,228
        Flex-funds Muirfield Fund                   2,203         9,318
        Flex-funds Total Return Utilities Fund        484         9,072
        Meeder Advisor International Equity
         Fund                                         928         9,479
                                                            -----------
        Total Trustee Deferred Compensation
         (Cost $55,805)                                     $    44,097
                                                            -----------

ADR: American Depository Receipt
#   Represents non-income producing securities.
* Pledged as collateral on Futures Contracts, although there were none outstanding as of December 31, 2001.
**  Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                        International Equity Portfolio

                                              Shares or
            Security Description             Face Amount    Value
            --------------------             ----------- -----------
              Common Stocks -- 99.4%
            Australia -- 3.3%
            BHP Billiton Ltd.                  57,000    $   305,504
            Macquarie Bank Ltd.                15,600        298,231
            Woolworths Ltd.                    41,000        235,236
                                                         -----------
                                                             838,971
                                                         -----------
            Belgium -- 1.6%
            Delhaize Le Lion                    2,423        126,209
            Fortis AG                          10,730        278,733
                                                         -----------
                                                             404,942
                                                         -----------
            Finland -- 2.4%
            Nokia Oyj                          19,383        500,231
            UPM-Kymmene Oyj                     3,540        117,511
                                                         -----------
                                                             617,742
                                                         -----------
            France -- 14.6%
            Air Liquide SA                      1,077        151,068
            Aventis SA                          2,738        194,588
            Axa                                 3,890         81,360
            BNP Paribas SA                      2,111        189,062
            Bouygues SA                         5,558        182,271
            Cap Gemini SA                       2,045        147,797
            Casino Guichard Perrachon           1,398        107,951
            Essilor International SA            4,400        133,120
            France Telecom SA                   3,940        157,650
            LaFarge                             2,391        223,515
            Pernod-Ricard                       1,743        135,135
            Pinault Pritemps Redoute SA         1,365        175,894
            Sanofi Synthelabo SA                5,723        427,384
            Schneider SA                        2,303        110,825
            Suez SA                             8,100        245,422
            Total Fina SA                       3,168        452,836
            Valeo SA                            2,978        118,892
            Vinci                               1,926        113,022
            Vivendi Universal                   5,607        307,296
                                                         -----------
                                                           3,655,088
                                                         -----------
            Germany -- 10.3%
            Allianz AG                          1,367        324,042
            Bayer AG                            3,040         96,986
            Bayerische Hypo-und Vereinsbank
             AG                                 2,000         61,168
            Deutsche Bank AG                    5,212        368,787
            Deutsche Boerse AG                  1,878         72,315
            Deutsche Lufthansa AG              17,500        233,927
            Deutsche Telekom AG                12,115        208,368
            E.On AG                             4,209        218,674
            Muenchener Rueckversicherungs --
              Gesellschaft AG                     558        151,640
            Porsche AG                            458        174,238
            Sap Ag-Vorzug                         983        128,159
            Schering AG                         2,957        157,054
            Siemens AG                          4,618        305,975
            Union Electric Fenosa               5,340         86,514
                                                         -----------
                                                           2,587,847
                                                         -----------
            Hong Kong -- 2.2%
            China Mobile Ltd. #                30,500        107,365
            Hang Seng Bank Ltd.                13,300        146,253
            Hutchison Whampoa Ltd.             20,800        200,719

                        International Equity Portfolio

                                               Shares or
          Security Description                Face Amount    Value
          --------------------                ----------- -----------
            Common Stocks -- continued
          Sun Hung Kai Properties Ltd.          13,000    $   105,028
                                                          -----------
                                                              559,365
                                                          -----------
          Ireland -- 0.6%
          Elan Corp. PLC #                       2,405        109,139
          Independent News & Media PLC          23,007         43,056
                                                          -----------
                                                              152,195
                                                          -----------
          Italy -- 3.3%
          Assicurazioni Generali                 1,999         55,544
          Autostrade SpA                        24,621        171,140
          Banca Nazionale del Lavoro            49,353         99,925
          ENI SpA                               14,439        180,799
          Telecom Italia SpA                    24,029        205,569
          Unicredito Italiano SpA               29,709        118,926
                                                          -----------
                                                              831,903
                                                          -----------
          Japan -- 16.9%
          Aichi Steel Corp.                     37,000        182,373
          Ariake Japan Co. Ltd                   4,300        136,835
          Asahi Breweries                       22,000        196,992
          East Japan Railway Co.                    35        168,262
          Leopalace21 Corp. #                   50,000        137,845
          Mitsui Marine & Fire Insurance Co.,
           Ltd.                                 45,000        210,185
          NEC Corp.                             20,000        203,083
          NTT DoCoMo, Inc.                           5         58,479
          Nippon Telegraph & Telephone Corp.        29         94,046
          Nomura Securities Co., Ltd.           10,000        127,592
          Rohm Co., Ltd.                         1,700        219,617
          Sanyo Electric Co., Ltd.              58,000        272,666
          Seven-Eleven Japan Co. Ltd.            1,000         36,303
          Sony Corp.                             7,100        322,997
          Sumitomo Electric Industries          27,000        187,628
          Takeda Chemical Industries             9,000        405,331
          Tokyo Electric Power Co.               9,100        192,823
          Tokyo Gas Co.                         70,000        186,603
          Toyoda Automatic Looms Works, Ltd.    15,000        217,589
          Toyota Motor Corp.                    18,200        458,905
          Yamato Transport Co., Ltd.            11,000        206,349
                                                          -----------
                                                            4,222,503
                                                          -----------
          Netherlands -- 6.7%
          Aegon NV                               5,515        149,407
          Akzo Nobel NV                          3,074        137,381
          Elsevier NV                           11,024        130,463
          Heineken NV                            6,081        230,799
          ING Groep NV                          10,247        261,529
          Koninklijke Ahold NV                   4,500        131,053
          Royal Dutch Petroleum Co.              8,051        408,237
          Vedior NV                              5,585         67,041
          Verenigde Nederlandse
           Uitgeversbedrijven Verenigd Bezit     5,819        178,955
                                                          -----------
                                                            1,694,865
                                                          -----------
          New Zealand -- 0.2%
          Fisher & Paykel Healthcare Corp.       4,540         32,369
          Fisher & Paykel Appliances
           Holdings Ltd. #                       4,730         19,919
                                                          -----------
                                                               52,288
                                                          -----------

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                        International Equity Portfolio

                                                Shares or
          Security Description                 Face Amount    Value
          --------------------                 ----------- -----------
            Common Stocks -- continued
          Norway -- 0.9%
          DnB Holding ASA                        13,429    $    60,566
          Tandberg ASA #                          3,500         78,146
          Telenor ASA                            22,400         96,526
                                                           -----------
                                                               235,238
                                                           -----------
          Portugal -- 0.8%
          Portugal Telecom SA #                  25,329        197,504
                                                           -----------
          Singapore -- 1.0%
          Singapore Press Holdings Ltd.          10,000        118,125
          United Overseas Bank Ltd.              22,000        151,396
                                                           -----------
                                                               269,521
                                                           -----------
          Spain -- 2.8%
          Banco Bilbao Vizcaya Argentaria        12,104        149,932
          Endesa SA                              12,021        188,219
          Telefonica SA #                        28,511        381,876
                                                           -----------
                                                               720,027
                                                           -----------
          Sweden -- 1.9%
          Telefonaktiebolaget LM Ericsson AB     18,000         98,207
          Svenska Handelsbanken AB               16,400        241,747
          Volvo AB                                8,234        138,714
                                                           -----------
                                                               478,668
                                                           -----------
          Switzerland -- 6.4%
          Clariant AG                             3,200         60,295
          Nestle SA                               1,934        412,804
          Novartis AG                             8,797        318,251
          Roche Holdings AG                       1,019         72,808
          Serono SA                                 189        165,126
          Swiss Re                                1,391        140,065
          UBS AG #                                8,785        443,885
                                                           -----------
                                                             1,613,234
                                                           -----------
          United Kingdom -- 23.5%
          AWG PLC #                               3,200         25,160
          Amvescap PLC                            2,193         31,643
          AstraZeneca PLC                         2,500        112,767
          BAE Systems PLC                        40,600        182,957
          BP Amoco PLC                           73,000        567,578
          BT Group PLC                           34,326        126,446
          Barclays PLC                            5,883        194,869
          Batm Advanced
           Communications, Ltd #                  9,500          6,224
          British American Tobacco PLC           15,220        129,084
          British Sky Broadcasting Group PLC #    7,000         77,052
          Canary Wharf Group PLC #               10,500         68,146
          Compass Group PLC                      18,200        136,471
          Debenhams PLC                           5,800         34,961

                        International Equity Portfolio

                                                 Shares or
         Security Description                   Face Amount    Value
         --------------------                   ----------- -----------
           Common Stocks -- continued
         Diageo PLC                                15,620   $   178,530
         Exel PLC                                  14,500       165,729
         Fibernet Group PLC #                       8,200        56,413
         First Choice Holidays PLC                 15,000        27,409
         Glaxosmithkline PLC                       26,470       664,050
         HBOS PLC                                  21,330       247,210
         HSBC Holdings PLC                         33,177       389,344
         Kingfisher PLC                             5,454        31,844
         Lattice Group PLC                         36,280        82,405
         Legal & General Group PLC                 60,000       138,902
         Lloyds TSB Group PLC                      19,552       212,369
         Logica PLC                                 5,553        51,745
         Luminar PLC                                3,000        36,844
         Man Group PLC                              3,000        52,067
         National Grid Group PLC                    9,500        59,201
         National Power                            15,400        45,405
         Provident Financial PLC                    5,144        48,308
         Prudential PLC                            22,000       254,975
         QXLRicardo PLC #                          85,000         3,094
         Railtrack Group PLC**                      3,521            --
         Rank Group PLC                            17,875        59,860
         Reuters Group PLC                          8,568        84,830
         Rio Tinto PLC                              3,500        67,063
         Royal Bank of Scotland Group PLC           9,061       220,584
         Sage Group PLC                            12,000        39,923
         Sainsbury (J) PLC                         29,000       154,540
         Tesco PLC                                 26,200        94,986
         United Utilities                           7,400        66,316
         Vodafone Group PLC                       250,000       654,290
                                                            -----------
                                                              5,881,594
                                                            -----------
         Total Common Stocks
          (Cost $27,196,018)                                 25,013,495
                                                            -----------
         Total Investments -- 99.4%
          (Cost $27,196,018)                                 25,013,495
                                                            -----------
         Other Assets less Liabilities -- 0.6%                  147,681
                                                            -----------
         Total Net Assets -- 100.0%                         $25,161,176
                                                            -----------
           Trustee Deferred Compensation*
         Flex-funds Highlands Growth Fund             482   $     7,624
         Flex-funds Muirfield Fund                  1,033         4,369
         Flex-funds Total Return Utilities Fund       218         4,083
         Meeder Advisor International Equity
          Fund                                        443         4,519
                                                            -----------
         Total Trustee Deferred Compensation
          (Cost $25,864)                                    $    20,595
                                                            -----------

#  Represents non-income producing securities.
* Assets of affiliates to the International Equity Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.
** Shares suspended and company declared insolvent.

Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

                        International Equity Portfolio


   Portfolio Composition by Industry as of December 31, 2001 (as a percent of total investments):

                   Capital Goods, Materials & Services  18.4%
                   Consumer Goods                       11.2%
                   Finance                              26.3%
                   Health                               10.5%
                   Technology                           15.3%
                   Transportation                        6.9%
                   Utilities                            11.4%
                                                       ------
                   Total                               100.0%
                                                       ------

See accompanying notes to financial statements.

Statements of Assets & Liabilities
December 31, 2001
--------------------------------------------------------------------------------


                                                                             Tactical Asset  Utility       Core
                                                                               Allocation    Growth       Equity
                                                                                  Fund        Fund         Fund
                                                                             -------------- ----------  -----------
Assets
Investments in corresponding portfolio, at value                              $ 3,030,312   $5,079,231  $ 7,300,859
Receivable for capital stock issued                                                    --           --          477
Receivable from investment advisor                                                 13,147        6,139       16,895
Unamortized organization costs                                                         --           --        1,177
Other assets                                                                       17,372        6,453       13,256
--------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    3,060,831    5,091,823    7,332,664
--------------------------------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                                     --       31,588       22,461
Dividends payable                                                                   1,884          362           --
Dealer commissions payable                                                             67          253          139
Accrued distribution plan fees (12b-1) and shareholder service fees                20,105        8,437       17,399
Accrued transfer agent and administrative fees                                        471          712          551
Other accrued liabilities                                                           5,240        4,872        4,152
--------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  27,767       46,224       44,702
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                              $ 3,033,064   $5,045,599  $ 7,287,962
--------------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                                       $ 6,848,916   $5,153,419  $ 8,821,743
Accumulated undistributed (distributions in excess of) net investment income           --          (63)          --
Accumulated undistributed net realized gain (loss) from investments            (2,709,800)    (255,445)  (1,359,199)
Net unrealized appreciation (depreciation) of investments                      (1,106,052)     147,688     (174,582)
--------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                              $ 3,033,064   $5,045,599  $ 7,287,962
--------------------------------------------------------------------------------------------------------------------

Net Assets
Class A Shares                                                                $   277,054   $3,098,481  $ 4,114,449
Class C Shares                                                                  2,756,010    1,947,118    3,173,513
--------------------------------------------------------------------------------------------------------------------
Total                                                                         $ 3,033,064   $5,045,599  $ 7,287,962
--------------------------------------------------------------------------------------------------------------------

Capital Stock Outstanding
  (indefinite number of shares authorized, $0.10 par value)
Class A Shares                                                                     33,757      181,853      316,860
Class C Shares                                                                    291,464      117,319      246,551
--------------------------------------------------------------------------------------------------------------------
Total                                                                             325,221      299,172      563,411
--------------------------------------------------------------------------------------------------------------------

Net Asset Value -- Redemption Price Per Share
 Class A Shares                                                               $      8.21   $    17.04  $     12.99
 Class C Shares*                                                              $      9.46   $    16.60  $     12.87
Maximum Sales Charge -- Class A Shares                                              5.75%        5.75%        5.75%
Maximum Offering Price Per Share -- Class A Shares                            $      8.71   $    18.08  $     13.78

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

Statements of Assets & Liabilities
December 31, 2001
--------------------------------------------------------------------------------

                                                                             International
                                                                                Equity
                                                                                 Fund
                                                                             -------------
Assets
Investments in corresponding portfolio, at value                              $15,329,675
Receivable for capital stock issued                                                 5,823
Unamortized organization costs                                                      3,885
Other assets                                                                       10,141
------------------------------------------------------------------------------------------
Total Assets                                                                   15,349,524
------------------------------------------------------------------------------------------

Liabilities
Payable for capital stock redeemed                                                 58,191
Accrued distribution plan fees (12b-1) and shareholder service fees                 1,920
Accrued transfer agent, fund accounting and administrative fees                     9,039
Accrued audit fees                                                                  7,600
Other accrued liabilities                                                           1,868
------------------------------------------------------------------------------------------
Total Liabilities                                                                  78,618
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Total Net Assets                                                              $15,270,906
------------------------------------------------------------------------------------------

Net Assets
Capital                                                                       $21,013,890
Accumulated undistributed (distributions in excess of) net investment income      (29,017)
Accumulated undistributed net realized gain (loss) from investments            (3,018,729)
Net unrealized appreciation (depreciation) of investments                      (2,695,238)
------------------------------------------------------------------------------------------
Total Net Assets                                                              $15,270,906
------------------------------------------------------------------------------------------

Capital Stock Outstanding                                                       1,484,868
 (indefinite number of shares authorized, $0.10 par value)

Net Asset Value -- Redemption Price Per Share                                 $     10.28
Maximum Sales Charge                                                                5.75%
Maximum Offering Price Per Share                                              $     10.91

See accompanying notes to financial statements.

Statements of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------


                                                                    Tactical Asset   Utility       Core
                                                                      Allocation     Growth       Equity
                                                                         Fund         Fund         Fund
                                                                    -------------- -----------  -----------
Net Investment Income from Corresponding Portfolio
Interest                                                              $  63,573    $    15,254  $    17,528
Dividends                                                                13,049        190,772      121,491
Expenses net of expenses paid indirectly                                (52,954)       (69,998)    (121,927)
------------------------------------------------------------------------------------------------------------
Total Net Investment Income from Corresponding Portfolio                 23,668        136,028       17,092
------------------------------------------------------------------------------------------------------------

Fund Expenses
Administrative                                                            2,635          2,980        4,875
Transfer agent                                                            8,973          7,956        9,749
Distribution plan (12b-1) -- Class A                                        738          8,040       13,671
Distribution plan (12b-1) -- Class C                                     37,299         20,580       32,110
Shareholder service -- Class A                                              738          8,040       13,671
Shareholder service -- Class C                                           12,433          6,860       10,703
Audit                                                                     2,997          1,091        2,981
Legal                                                                     2,260          1,093        2,248
Printing                                                                  3,741          1,816        8,674
Amortization of organizational costs                                         --             --        1,984
Postage                                                                   1,962          2,006        3,544
Registration and filing                                                  16,649          4,504       11,980
Insurance                                                                   413             92          139
Other                                                                     6,210          2,419        7,799
------------------------------------------------------------------------------------------------------------
Total Expenses                                                           97,048         67,477      124,128
------------------------------------------------------------------------------------------------------------

Expenses reimbursed by investment advisor                               (37,603)       (15,668)     (52,240)
------------------------------------------------------------------------------------------------------------
Net Expenses                                                             59,445         51,809       71,888
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                            (35,777)        84,219      (54,796)
------------------------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio
Net realized gains (losses) from futures contracts                       11,880             --      (65,906)
Net realized gains (losses) from investments                           (796,495)      (245,089)  (1,198,279)
Net change in unrealized appreciation (depreciation) of investments     (27,602)      (844,866)    (364,871)
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from Investments from
  Corresponding Portfolio                                              (812,217)    (1,089,955)  (1,629,056)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                    $(847,994)   $(1,005,736) $(1,683,852)
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statement of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------


                                                                                International
                                                                                   Equity
                                                                                    Fund
                                                                                -------------
Investment Income
Interest*                                                                        $    23,603
Dividends*                                                                           369,345
Foreign taxes withheld*                                                              (37,651)
Net expenses from Corresponding Portfolio                                            (39,518)
---------------------------------------------------------------------------------------------
Total Investment Income                                                              315,779
---------------------------------------------------------------------------------------------

Expenses
Investment advisor                                                                   190,037
Fund accounting                                                                       29,999
Transfer agent                                                                        25,876
Administrative                                                                        10,782
Custodian                                                                             65,598
Distribution plan and shareholder service                                              7,492
Audit                                                                                 14,001
Trustee                                                                               11,067
Registration and filing                                                                8,745
Amortization of organizational costs                                                   5,826
Printing                                                                               5,215
Legal                                                                                  2,267
Postage                                                                                3,745
Insurance                                                                              2,873
Other                                                                                  6,069
---------------------------------------------------------------------------------------------
Total Expenses                                                                       389,592
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                         (73,813)
---------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments and foreign currency transactions*   (2,954,523)
Net change in unrealized appreciation (depreciation) of investments*              (3,466,068)
---------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments                            (6,420,591)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Net Change in Net Assets Resulting from Operations                               $(6,494,404)
---------------------------------------------------------------------------------------------

* These amounts include the Fund's allocated amounts from its corresponding Portfolio, which commenced operations on November 2, 2001. Please see note #1 for more information.

See accompanying notes to financial statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                       Tactical Asset Allocation Fund
                                                                    -----------------------------------
                                                                       Total      Class A     Class C
                                                                    -----------  ---------  -----------
Operations
Net investment income (loss)                                        $   (35,777) $  (1,150) $   (34,627)
Net realized gain (loss) from investments and futures contracts        (784,615)   (36,692)    (747,923)
Net change in unrealized appreciation (depreciation) of investments     (27,602)    (2,571)     (25,031)
--------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                     (847,994)   (40,413)    (807,581)
--------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                             (189,852)   (20,573)    (169,279)
From net realized gain from investments and futures contracts                --         --           --
--------------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                  (189,852)   (20,573)    (169,279)
--------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                  465,764     53,114      412,650
Reinvested                                                              187,968     20,573      167,395
Redeemed                                                             (6,830,354)  (111,340)  (6,719,014)
--------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions         (6,176,622)   (37,653)  (6,138,969)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                           (7,214,468)   (98,639)  (7,115,829)
--------------------------------------------------------------------------------------------------------
Net Assets -- Beginning of Period                                    10,247,532    375,693    9,871,839
--------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                         $ 3,033,064  $ 277,054  $ 2,756,010
--------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                   45,050      5,770       39,280
Reinvested                                                               20,201      2,506       17,695
Redeemed                                                               (638,711)   (11,893)    (626,818)
--------------------------------------------------------------------------------------------------------
Net change in shares                                                   (573,460)    (3,617)    (569,843)
--------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

          Utility Growth Fund                       Core Equity Fund
 ------------------------------------    -------------------------------------
    Total        Class A      Class C       Total       Class A      Class C
 -----------    ----------  -----------  -----------  -----------  -----------
 $    84,219    $   50,853  $    33,366  $   (54,796) $   (23,183) $   (31,613)
    (245,089)     (168,877)     (76,212)  (1,264,185)    (707,359)    (556,826)
    (844,866)     (414,461)    (430,405)    (364,871)    (233,885)    (130,986)
 ------------------------------------------------------------------------------
  (1,005,736)     (532,485)    (473,251)  (1,683,852)    (964,427)    (719,425)
 ------------------------------------------------------------------------------

     (84,208)      (50,869)     (33,339)          --           --           --
      (1,915)       (1,169)        (746)    (475,468)    (267,017)    (208,451)
 ------------------------------------------------------------------------------
     (86,123)      (52,038)     (34,085)    (475,468)    (267,017)    (208,451)
 ------------------------------------------------------------------------------

   1,334,194       878,053      456,141    1,130,447      497,848      632,599
      79,420        50,794       28,626      463,741      261,016      202,725
  (1,726,886)     (329,342)  (1,397,544)  (5,100,633)  (2,800,044)  (2,300,589)
 ------------------------------------------------------------------------------
    (313,272)      599,505     (912,777)  (3,506,445)  (2,041,180)  (1,465,265)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  (1,405,131)       14,982   (1,420,113)  (5,665,765)  (3,272,624)  (2,393,141)
 ------------------------------------------------------------------------------
   6,450,730     3,083,499    3,367,231   12,953,727    7,387,073    5,566,654
 ------------------------------------------------------------------------------
 $ 5,045,599    $3,098,481  $ 1,947,118  $ 7,287,962  $ 4,114,449  $ 3,173,513
 ------------------------------------------------------------------------------

      70,311        45,676       24,635       77,514       33,189       44,325
       4,344         2,761        1,583       36,000       20,187       15,813
     (95,237)      (18,010)     (77,227)    (355,642)    (194,902)    (160,740)
 ------------------------------------------------------------------------------
     (20,582)       30,427      (51,009)    (242,128)    (141,526)    (100,602)
 ------------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

                                                                          Tactical Asset Allocation Fund
                                                                      -------------------------------------
                                                                         Total       Class A     Class C
                                                                      ------------  ---------  ------------
Operations
Net investment income (loss)                                          $    349,986  $  12,593  $    337,393
Net realized gain (loss) from investments and futures contracts         (1,792,882)   (61,207)   (1,731,675)
Net change in unrealized appreciation (depreciation) of investments     (1,981,269)   (50,640)   (1,930,629)
------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                      (3,424,165)   (99,254)   (3,324,911)
------------------------------------------------------------------------------------------------------------

Distributions to Shareholders
From net investment income                                                (374,764)   (17,700)     (357,064)
In excess of net investment income                                              --         --            --
From net realized gain from investments and futures contracts                   --         --            --
In excess of net realized gain from investments and futures contracts           --         --            --
------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                     (374,764)   (17,700)     (357,064)
------------------------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                   2,820,537    272,460     2,548,077
Reinvested                                                                 373,346     17,602       355,744
Redeemed                                                               (11,839,701)  (422,137)  (11,417,564)
------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions            (8,645,818)  (132,075)   (8,513,743)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                             (12,444,747)  (249,029)  (12,195,718)
------------------------------------------------------------------------------------------------------------
Net Assets -- Beginning of Period                                       22,692,279    624,722    22,067,557
------------------------------------------------------------------------------------------------------------
Net Assets -- End of Period                                           $ 10,247,532  $ 375,693  $  9,871,839
------------------------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                     216,000     24,078       191,922
Reinvested                                                                  29,974      1,590        28,384
Redeemed                                                                  (957,171)   (38,262)     (918,909)
------------------------------------------------------------------------------------------------------------
Net change in shares                                                      (711,197)   (12,594)     (698,603)
------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


          Utility Growth Fund                     Core Equity Fund
  -----------------------------------  -------------------------------------
     Total      Class A     Class C       Total       Class A      Class C
  -----------  ----------  ----------  -----------  -----------  -----------
  $    53,374  $   32,027  $   21,347  $   (66,665) $   (29,467) $   (37,198)
      344,568     165,718     178,850      762,709      439,959      322,750
      572,946     278,569     294,377   (2,243,090)  (1,305,994)    (937,096)
  ---------------------------------------------------------------------------
      970,888     476,314     494,574   (1,547,046)    (895,502)    (651,544)
  ---------------------------------------------------------------------------

      (50,907)    (29,558)    (21,349)          --           --           --
       (2,410)         --      (2,410)          --           --           --
     (762,297)   (389,842)   (372,455)    (105,449)          --     (105,449)
      (52,275)         --     (52,275)    (146,021)    (146,021)          --
  ---------------------------------------------------------------------------
     (867,889)   (419,400)   (448,489)    (251,470)    (146,021)    (105,449)
  ---------------------------------------------------------------------------

    2,255,486     872,010   1,383,476    8,743,058    4,136,041    4,607,017
      857,958     411,079     446,879      246,620      145,838      100,782
   (1,003,858)   (338,252)   (665,606)  (6,856,580)  (2,966,374)  (3,890,206)
  ---------------------------------------------------------------------------
    2,109,586     944,837   1,164,749    2,133,098    1,315,505      817,593
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
    2,212,585   1,001,751   1,210,834      334,582      273,982       60,600
  ---------------------------------------------------------------------------
    4,238,145   2,081,748   2,156,397   12,619,145    7,113,091    5,506,054
  ---------------------------------------------------------------------------
  $ 6,450,730  $3,083,499  $3,367,231  $12,953,727  $ 7,387,073  $ 5,566,654
  ---------------------------------------------------------------------------

      108,430      41,328      67,102      484,891      227,244      257,647
       43,579      20,680      22,899       15,264        9,008        6,256
      (48,499)    (16,099)    (32,400)    (385,651)    (167,042)    (218,609)
  ---------------------------------------------------------------------------
      103,510      45,909      57,601      114,504       69,210       45,294
  ---------------------------------------------------------------------------

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and December 31, 2000
--------------------------------------------------------------------------------

                                                                    International Equity Fund
                                                                    -------------------------
                                                                        2001         2000
                                                                    ------------  -----------
Operations
Net investment income (loss)                                        $    (73,813) $   (96,087)
Net realized gain (loss) from investments and futures contracts       (2,954,523)   1,717,373
Net change in unrealized appreciation (depreciation) of investments   (3,466,068)  (4,896,918)
----------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                    (6,494,404)  (3,275,632)
----------------------------------------------------------------------------------------------

Distributions to Shareholders
In excess of net investment income                                            --       (4,484)
From net realized gain from investments and futures contracts                 --   (2,164,287)
In excess of realized gain from investments and futures contracts             --      (35,803)
From tax return of capital                                                    --      (81,281)
----------------------------------------------------------------------------------------------
Net change in net assets resulting from distributions                         --   (2,285,855)
----------------------------------------------------------------------------------------------

Capital Transactions
Issued                                                                13,199,362    4,337,756
Reinvested                                                                    --    2,304,281
Redeemed                                                             (12,626,231)  (3,362,497)
----------------------------------------------------------------------------------------------
Net change in net assets resulting from capital transactions             573,131    3,279,540
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Total Change in Net Assets                                            (5,921,273)  (2,281,947)
----------------------------------------------------------------------------------------------
Net Assets -- Beginning of Period                                     21,192,179   23,474,126
----------------------------------------------------------------------------------------------
Net Assets -- End of Period                                         $ 15,270,906  $21,192,179
----------------------------------------------------------------------------------------------

Share Transactions
Issued                                                                 1,145,621      266,835
Reinvested                                                                    --      173,678
Redeemed                                                              (1,236,631)    (215,846)
----------------------------------------------------------------------------------------------
Net change in shares                                                     (91,010)     224,667
----------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Tactical Asset Allocation Fund

                                                                                                  2001
                                                                                          -------------------
                                                                                          Class A    Class C
                                                                                          --------   --------
Net Asset Value, Beginning of Period                                                      $  10.05   $  11.46
---------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                                 (0.04)*    (0.07)*
Net gains (losses) on securities (both realized and unrealized)                              (1.14)     (1.31)
---------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                             (1.18)     (1.38)
---------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                                   (0.66)     (0.62)
From net capital gains                                                                          --         --
In excess of net realized gains                                                                 --         --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                                                          (0.66)     (0.62)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                            $   8.21   $   9.46
---------------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and assumes reinvestment of
  distributions)                                                                           (11.76%)   (12.06%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                                          $    277   $  2,756
Ratio of expenses to average net assets                                                      1.80%      2.16%
Ratio of net investment income (loss) to average net assets                                 (0.39%)    (0.70%)
Ratio of expenses to average net assets before reimbursement of fees and/or expenses paid
  indirectly (2)                                                                             3.68%      2.87%
Portfolio turnover rate (1)                                                                297.81%    297.81%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes expenses paid indirectly in corresponding portfolio.
*  Per share amounts were calculated using the average share method.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


       2000                  1999                1998                1997
------------------    ------------------  ------------------  ------------------
 Class A    Class C   Class A   Class C   Class A   Class C   Class A   Class C
---------   --------  --------  --------  --------  --------  --------  --------
$   12.50   $  14.15  $  13.87  $  15.33  $  11.07  $  12.25  $  12.56  $  13.52
---------------------------------------------------------------------------------

    0.27*      0.30 *     0.06      0.06      0.05      0.05      0.40      0.14
   (2.35)      (2.72)     1.80      1.99      3.07      3.38      1.78      2.26
---------------------------------------------------------------------------------
   (2.08)      (2.42)     1.86      2.05      3.12      3.43      2.18      2.40
---------------------------------------------------------------------------------

   (0.37)      (0.27)    (0.06)    (0.06)    (0.05)    (0.05)    (0.40)    (0.14)
       --         --     (0.87)    (2.90)    (0.27)    (0.30)    (2.93)    (3.17)
       --         --     (2.30)    (0.27)       --        --     (0.34)    (0.36)
---------------------------------------------------------------------------------
   (0.37)      (0.27)    (3.23)    (3.23)    (0.32)    (0.35)    (3.67)    (3.67)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
$   10.05   $  11.46  $  12.50  $  14.15  $  13.87  $  15.33  $  11.07  $  12.25
---------------------------------------------------------------------------------

 (16.90%)    (17.24%)   15.62%    15.33%    28.38%    28.13%    17.29%    17.71%

$     376   $  9,872  $    625  $ 22,068  $     59  $ 14,982  $     36  $ 14,501
    1.75%      2.14%     1.77%     2.13%     2.00%     2.10%     2.00%     2.10%
    2.39%      2.00%     1.02%     0.45%     0.45%     0.39%     0.99%     0.86%
    2.34%      2.16%     3.66%     2.24%    10.38%     2.48%     6.16%     2.50%
  405.88%    405.88%   787.66%   787.66%   128.31%   128.31%   395.42%   395.42%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------

Utility Growth Fund

                                                                                                 2001
                                                                                          ------------------
                                                                                          Class A   Class C
                                                                                          --------  --------
Net Asset Value, Beginning of Period                                                      $  20.36  $  20.00
-------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income                                                                         0.29      0.22
Net gains (losses) on securities (both realized and unrealized)                              (3.31)    (3.38)
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                             (3.02)    (3.16)
-------------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                                   (0.29)    (0.23)
In excess of net investment income                                                              --        --
From net capital gains                                                                       (0.01)    (0.01)
In excess of net realized gains                                                                 --        --
-------------------------------------------------------------------------------------------------------------
Total Distributions                                                                          (0.30)    (0.24)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                            $  17.04  $  16.60
-------------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and assumes reinvestment of
  distributions)                                                                           (14.96%)  (15.90%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                                          $  3,098  $  1,947
Ratio of expenses to average net assets                                                      1.85%     2.25%
Ratio of net investment income to average net assets                                         1.57%     1.21%
Ratio of expenses to average net assets before reimbursement of fees and/or expenses paid
  indirectly (2)                                                                             2.14%     2.65%
Portfolio turnover rate (1)                                                                 22.74%    22.74%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes expenses paid indirectly in corresponding portfolio.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


          2000              1999              1998              1997
    ----------------  ----------------  ----------------  ----------------
    Class A  Class C  Class A  Class C  Class A  Class C  Class A  Class C
    -------  -------  -------  -------  -------  -------  -------  -------
    $ 19.73  $ 19.47  $ 18.59  $ 18.38  $ 17.37  $ 17.17  $ 15.09  $ 14.91
    -----------------------------------------------------------------------

       0.27     0.17     0.29     0.20     0.23     0.16     0.22     0.19
       3.63     3.56     3.44     3.38     1.20     1.21     4.03     3.99
    -----------------------------------------------------------------------
       3.90     3.73     3.73     3.58     1.43     1.37     4.25     4.18
    -----------------------------------------------------------------------

      (0.25)   (0.16)   (0.29)   (0.20)   (0.21)   (0.16)   (0.22)   (0.19)
         --    (0.02)      --       --       --       --       --       --
      (3.02)   (2.65)   (0.01)      --       --       --       --       --
         --    (0.37)   (2.29)   (2.29)      --       --    (1.75)   (1.73)
    -----------------------------------------------------------------------
      (3.27)   (3.20)   (2.59)   (2.49)   (0.21)   (0.16)   (1.97)   (1.92)
    -----------------------------------------------------------------------
    -----------------------------------------------------------------------
    $ 20.36  $ 20.00  $ 19.73  $ 19.47  $ 18.59  $ 18.38  $ 17.37  $ 17.17
    -----------------------------------------------------------------------

     20.37%   19.72%   20.34%   19.72%    8.34%    8.08%   28.41%   28.25%

    $ 3,083  $ 3,367  $ 2,082  $ 2,156  $ 1,550  $ 1,299  $ 1,285  $ 1,283
      1.75%    2.25%    1.82%    2.25%    2.00%    2.25%    2.00%    2.25%
      1.28%    0.79%    1.47%    0.97%    1.20%    0.93%    1.36%    1.21%

      2.83%    3.30%    2.89%    3.37%    3.82%    4.33%    4.07%    4.56%
     37.07%   37.07%   69.20%   69.20%   51.36%   51.36%   41.22%   41.22%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Core Equity Fund

                                                                                          2001
                                                                                   ------------------
                                                                                   Class A   Class C
                                                                                   --------  --------
Net Asset Value, Beginning of Period                                               $  16.12  $  16.04
------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                                          (0.07)    (0.13)
Net gains (losses) on securities (both realized and unrealized)                       (2.17)    (2.15)
------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                      (2.24)    (2.28)
------------------------------------------------------------------------------------------------------

Less Distributions
From net investment income                                                               --        --
From net capital gains                                                                (0.89)    (0.89)
In excess of net realized gains                                                          --        --
------------------------------------------------------------------------------------------------------
Total Distributions                                                                   (0.89)    (0.89)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $  12.99  $  12.87
------------------------------------------------------------------------------------------------------

Total Return (excludes sales and redemption charges and assumes reinvestment of
  distributions)(1)                                                                 (13.88%)  (14.20%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                                   $  4,114  $  3,174
Ratio of expenses to average net assets (2)                                           1.84%     2.15%
Ratio of net investment income (loss) to average net assets (2)                      (0.42%)   (0.73%)
Ratio of expenses to average net assets before waiver of fees and/or expenses paid
  indirectly (2)(4)                                                                   2.31%     2.81%
Portfolio turnover rate (1)(3)                                                       36.99%    36.99%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of corresponding portfolio.
(4) Ratio includes fees waived and/or expenses paid indirectly in corresponding portfolio.
*   Commenced operations on July 31, 1997.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------


         2000               1999              1998               1997
  ------------------  ----------------  ----------------  ------------------
  Class A   Class C   Class A  Class C  Class A  Class C  Class A*  Class C*
  --------  --------  -------  -------  -------  -------  --------  --------
  $  18.28  $  18.24  $ 15.32  $ 15.32  $ 12.67  $ 12.66  $  12.50  $  12.50
  ---------------------------------------------------------------------------

     (0.06)    (0.11)   (0.04)   (0.05)      --    (0.01)     0.01     (0.01)
     (1.78)    (1.77)    3.27     3.24     2.88     2.90      0.24      0.24
  ---------------------------------------------------------------------------
     (1.84)    (1.88)    3.23     3.19     2.88     2.89      0.25      0.23
  ---------------------------------------------------------------------------

        --        --       --       --       --       --     (0.01)       --
        --     (0.32)   (0.27)      --    (0.23)   (0.23)    (0.05)    (0.05)
     (0.32)       --       --    (0.27)      --       --     (0.02)    (0.02)
  ---------------------------------------------------------------------------
     (0.32)    (0.32)   (0.27)   (0.27)   (0.23)   (0.23)    (0.08)    (0.07)
  ---------------------------------------------------------------------------
  ---------------------------------------------------------------------------
  $  16.12  $  16.04  $ 18.28  $ 18.24  $ 15.32  $ 15.32  $  12.67  $  12.66
  ---------------------------------------------------------------------------

   (10.07%)  (10.31%)  21.16%   20.90%   22.78%   22.85%     2.00%     1.88%

  $  7,387  $  5,567  $ 7,113  $ 5,506  $ 5,375  $ 2,466  $    245  $     80
     1.75%     2.00%    1.77%    1.99%    1.80%    1.97%     2.00%     2.25%
    (0.36%)   (0.61%)  (0.23%)  (0.46%)   0.09%   (0.11%)    0.10%    (0.13%)
     1.93%     2.44%    2.02%    2.55%    3.13%    3.85%     9.50%    16.58%
    58.03%    58.03%   51.22%   51.22%   79.98%   79.98%   129.79%   129.79%

Financial Highlights
For a Share Outstanding Through Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


International Equity Fund

                                                                  2001      2000     1999     1998     1997*
                                                                --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period                            $  13.45  $  17.37  $ 14.47  $ 12.18  $ 12.50
--------------------------------------------------------------------------------------------------------------

Income from Investment Operations
Net investment income (loss)                                       (0.08)    (0.06)   (0.04)   (0.02)   (0.02)
Net gains (losses) on securities (both realized and unrealized)    (3.09)    (2.26)    4.31     2.43    (0.30)
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                   (3.17)    (2.32)    4.27     2.41    (0.32)
--------------------------------------------------------------------------------------------------------------

Less Distributions
In excess of net investment income                                    --        --       --    (0.04)      --
From net capital gains                                                --     (1.47)   (1.37)   (0.08)      --
In excess of net capital gains                                        --     (0.08)      --       --       --
From tax return of capital                                            --     (0.05)      --       --       --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --     (1.60)   (1.37)   (0.12)      --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $  10.28  $  13.45  $ 17.37  $ 14.47  $ 12.18
--------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charges and assumes
  reinvestment of distributions)(1)                              (23.40%)  (13.37%)  30.07%   19.78%   (2.56%)

Ratios/Supplemental Data
Net assets, end of period ($000)                                $ 15,271  $ 21,192  $23,474  $18,273  $12,190
Ratio of expenses to average net assets(2)                         1.81%     1.87%    2.00%    2.00%    2.00%
Ratio of net investment income (loss) to average net
  assets(2)                                                       (0.34%)   (0.41%)  (0.28%)  (0.18%)  (0.43%)
Ratio of expenses to average net assets before
  reimbursement of fees(2)                                         1.81%     1.87%    2.37%    2.17%    2.68%
Portfolio turnover rate(1)(3)                                     94.20%    69.03%   72.52%   86.13%   12.71%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
(3) Represents turnover rate of International Equity Fund and corresponding Portfolio for the year, please see note #1 for more information.
*  Commenced operations on September 2, 1997.

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------


1.  Organization and Significant Accounting Policies

The Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Tactical Asset Allocation Fund ("TAA"), Utility Growth Fund ("UGF"), Core Equity Fund ("CEF"), International Equity Fund ("International") (each a "Fund" and collectively the "Funds") and the Institutional Fund. TAA, UGF, and CEF each offer two classes of shares (Class A and Class C). The Class A shares are subject to an initial sales charge imposed at the time of purchase and certain redemptions may have a contingent deferred sales charge applied to it in accordance with the Funds' prospectus. Certain redemptions of Class C shares made within two years of purchase are subject to a contingent deferred sales charge in accordance with the Funds' prospectus. Sales charges for International are identical to those set forth above for Class A. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The financial statements of the Institutional Fund are published separately and thus are not included in this report. Each Fund invests substantially all of its assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                                Percentage of
                                                               Portfolio Owned
                                                                by Fund as of
Fund                           Portfolio                      December 31, 2001
----                           ---------                      -----------------
Tactical Asset Allocation Fund Mutual Fund Portfolio                 5%
Utility Growth Fund            Utilities Stock Portfolio             14%
Core Equity Fund               Growth Stock Portfolio                18%
International Equity Fund*     International Equity Portfolio        61%

* Prior to November 2, 2001, International was a stand-alone fund and thus did not invest its assets in a corresponding open-end management investment company. On November 2, 2001, in a tax-free transaction, International contributed its securities to a corresponding open-end management investment company. The cost basis and value of the contributed securities was $27,418,014 and $24,073,141, respectively. Prior to the November 2, 2001 reorganization, International recorded investment and income transactions in a manner similar to those described in the Portfolio's notes to financial statements included elsewhere in this report.

The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments. Each Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by each Portfolio is discussed in the Portfolios' notes to financial statements included elsewhere in this report.

Federal income taxes. It is each Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. TAA and CEF declare and pay dividends from net investment income on a quarterly basis. UGF declares and pays dividends from net investment income on a monthly basis. International declares and pays dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations that may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2001 are as follows:

                                                             Undistributed Net
                                           Undistributed Net  Realized Gains
                                 Capital   Investment Income    and Losses
                                ---------  ----------------- -----------------
 Tactical Asset Allocation Fund $(187,477)     $(149,652)        $ 337,129
 Utility Growth Fund              (28,296)           763            27,533
 Core Equity Fund                  85,809         56,649          (142,458)
 International Equity Fund       (116,964)       (44,137)          161,101

Investment income & expenses. The Funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of December 31, 2001, organizational costs for TAA and UGF have been fully amortized.

2.  Agreements and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of each Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each class of shares per Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MFSCo serves as accounting services agent for International. In compensation for such services, International pays MFSCo an annual fee equal to the greater of:

    a. 0.03% of the first $100 million of average daily net assets, 0.02% of the next $150 million of average daily net assets, and 0.01% in excess of $250 million of average daily net assets, or

    b. $30,000.

MAM was contractually obligated to reimburse the Funds, except International, for the amount by which annual expenses of each Fund, including expenses allocated from each respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), exceed certain limitations. Such reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the year ended December 31, 2001, MAM reimbursed $37,603, $15,668, and $52,240 for TAA, UGF, and CEF, respectively. The limitations currently in place are as follows:

                                            Annual expense    Annual expense
                                            limitation as a   limitation as a
                                             percentage of     percentage of
                                           average daily net average daily net
                                            assets prior to    assets since
                                             May 1,- 2001:     May 1, 2001:
                                           ----------------- -----------------
 Tactical Asset Allocation Fund -- Class A       1.75%               1.90%
 Tactical Asset Allocation Fund -- Class C       2.15%               2.25%
 Utility Growth Fund -- Class A                  1.75%               1.90%
 Utility Growth Fund -- Class C                  2.25%               2.25%
 Core Equity Fund -- Class A                     1.75%               1.90%
 Core Equity Fund -- Class C                     2.00%               2.25%
 International Equity Fund                       2.00%           unlimited

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. TAA, UGF, and CEF have adopted two distribution plans with Adviser Dealer Services, Inc. (the "Distributor"). Under these distribution plans, each fund class pays the Distributor fees at an annual rate of 0.25% and 0.75% of average daily net assets of Class A and Class C shares, respectively. Additionally, TAA, UGF, and CEF have adopted two service plans. Under these service plans, each fund pays the Distributor fees at an annual rate of 0.25% of average daily net assets of Class A and Class C shares. International has adopted distribution and service plans. Under each plan, International pays the Distributor fees at an annual rate of up to 0.25% of average daily net assets. For International, the Distributor is not paid a distribution or service fee on certain assets.

For the year ended December 31, 2001, the Distributor received $7,589 in sales commissions from the sale of Class A shares. The Distributor also received $28,872 of contingent deferred sales charges relating to redemptions of Class C shares.

3.  Federal Tax Information

During the year ended December 31, 2001, the Utility Growth Fund and Core Equity Fund declared long-term capital gain distributions of $1,915 and $475,468, respectively.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2001, which are available to offset future capital gains, if any:

                                                Amount   Expires
                                              ---------- -------
               Tactical Asset Allocation Fund $1,902,842  2008
               Tactical Asset Allocation Fund    806,958  2009
               Utility Growth Fund                 6,938  2009
               Core Equity Fund                1,044,774  2009
               International Equity Fund       2,398,828  2009

                     End of Notes to Financial Statements
--------------------------------------------------------------------------------
Other Information Regarding Trustees and Officers (unaudited)

For information on the trustees and officers of the Trust, please see Other Information Regarding Trustees and Officers for the Portfolios, which are included elsewhere in this report.

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and The Board of Trustees of the Meeder Advisor Funds Trust (formerly The Flex-Partners Trust):

We have audited the accompanying statements of assets and liabilities of the Meeder Advisor Funds Trust (including the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund and International Equity Fund) (the Funds) as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 22, 2002

Statements of Assets & Liabilities
December 31, 2001
--------------------------------------------------------------------------------


                                                                                                   International
                                                          Mutual Fund Utilities Stock Growth Stock    Equity
                                                           Portfolio     Portfolio     Portfolio     Portfolio
                                                          ----------- --------------- ------------ -------------
Assets
Investments, at value*                                    $59,413,511   $34,534,564   $40,174,901   $25,013,495
Repurchase agreements, at value*                            6,427,000     1,368,000       148,000            --
Trustee deferred compensation investments, at value            99,341        22,472        44,097        20,595
Cash                                                              856           767           103       107,556
Receivable for securities sold                                     --            --        46,231            --
Interest and dividend receivable                               51,101        51,419        37,050         9,689
Prepaid expenses/other assets                                  28,903        19,810        15,979        61,301
----------------------------------------------------------------------------------------------------------------
Total Assets                                               66,020,712    35,997,032    40,466,361    25,212,636
----------------------------------------------------------------------------------------------------------------

Liabilities
Payable for securities purchased                                   --            --        56,114            --
Payable for net variation margin on futures contracts              --            --         8,950            --
Payable for Trustee Deferred Compensation Plan                 99,341        22,472        44,097        20,595
Payable to investment advisor                                  49,056        27,722        32,360        30,865
Accrued fund accounting fees                                    3,760         3,044         3,311            --
Other accrued liabilities                                      17,019        16,867        19,585            --
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                             169,176        70,105       164,417        51,460
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $65,851,536   $35,926,927   $40,301,944   $25,161,176
----------------------------------------------------------------------------------------------------------------

Net Assets
Capital                                                   $64,270,921   $35,509,659   $40,768,398   $27,343,699
Net unrealized appreciation (depreciation) of investments   1,580,615       417,268      (466,454)   (2,182,523)
----------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $65,851,536   $35,926,927   $40,301,944   $25,161,176
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
* Securities at cost                                      $64,259,896   $35,485,296   $40,789,355   $27,196,018
----------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Statements of Operations
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                            Mutual       Utilities     Growth     International
                             Fund          Stock        Stock        Equity
                           Portfolio     Portfolio    Portfolio    Portfolio*
                          ------------  -----------  -----------  -------------
Investment Income
Interest                  $    954,373  $    88,283  $    79,993   $      867
Dividends                      197,769    1,167,055      588,820       30,050
Foreign taxes withheld              --           --           --       (2,405)
-------------------------------------------------------------------------------
Total Investment Income      1,152,142    1,255,338      668,813       28,512
-------------------------------------------------------------------------------

Expenses
Investment advisor             734,145      369,614      470,064       41,647
Fund accounting                 44,731       36,391       38,477           --
Trustee                         39,883       14,666       23,243           --
Audit                           11,749       12,749       13,250           --
Custodian                       34,470       18,757       37,399       22,500
Legal                            2,267        2,267        2,267           --
Insurance                        3,257          916        2,267           --
Other                            7,683        8,300        9,186           --
-------------------------------------------------------------------------------
Total Expenses                 878,185      463,660      596,153       64,147
-------------------------------------------------------------------------------

Directed brokerage
  payments received                 --      (31,913)      (8,809)          --
Expenses paid indirectly       (52,085)          --           --           --
-------------------------------------------------------------------------------
Total Net Expenses             826,100      431,747      587,344       64,147
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Investment Income
  (Loss)                       326,042      823,591       81,469      (35,635)
-------------------------------------------------------------------------------

Realized and Unrealized
  Gain (Loss) from
  Investments
Net realized gain (loss)
  from futures contracts       530,165           --     (311,340)          --
Net realized gain (loss)
  from investment
  transactions and
  distributions of
  realized gains by other
  investment companies     (12,210,475)  (2,260,797)  (2,703,931)    (463,823)
Net change in unrealized
  appreciation
  (depreciation) of
  investments                  453,972   (4,483,414)  (4,413,855)   1,162,350
-------------------------------------------------------------------------------
Net Realized and
  Unrealized Gain (Loss)
  on Investments           (11,226,338)  (6,744,211)  (7,429,126)     698,527
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Change in Net Assets
  Resulting from
  Operations              $(10,900,296) $(5,920,620) $(7,347,657)  $  662,892
-------------------------------------------------------------------------------

*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and December 31, 2000
--------------------------------------------------------------------------------


                                                                                           Mutual Fund Portfolio
                                                                                        --------------------------
                                                                                            2001          2000
                                                                                        ------------  ------------
Operations
Net investment income (loss)                                                            $    326,042  $  4,898,877
Net realized gain (loss) from investments and futures contracts                          (11,680,310)  (15,638,058)
Net change in unrealized appreciation (depreciation) of investments                          453,972   (16,178,338)
-------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from operations                                       (10,900,296)  (26,917,519)
-------------------------------------------------------------------------------------------------------------------

Transactions of Investors' Beneficial Interests
Contributions                                                                             10,615,294    29,000,906
Withdrawals                                                                              (42,465,682)  (72,022,261)
-------------------------------------------------------------------------------------------------------------------
Net change in net assets resulting from transactions of investors' beneficial interests  (31,850,388)  (43,021,355)
-------------------------------------------------------------------------------------------------------------------
Total Change in Net Assets                                                               (42,750,684)  (69,938,874)
-------------------------------------------------------------------------------------------------------------------
Net Assets--Beginning of Period                                                          108,602,220   178,541,094
-------------------------------------------------------------------------------------------------------------------
Net Assets--End of Period                                                               $ 65,851,536  $108,602,220
-------------------------------------------------------------------------------------------------------------------

*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                         International Equity
                               Growth Stock Portfolio         Portfolio
   Utilities Stock Portfolio --------------------------  --------------------
                   2000          2001          2000             2001*
       2001     -----------  ------------  ------------  --------------------
   $823,591     $   372,913  $     81,469  $    189,165      $   (35,635)
   (2,260,797)    1,099,155    (3,015,271)    6,090,438         (463,823)
   (4,483,414)    2,829,342    (4,413,855)  (12,741,784)       1,162,350
   --------------------------------------------------------------------------
   (5,920,620)    4,301,410    (7,347,657)   (6,462,181)         662,892
   --------------------------------------------------------------------------

   22,964,327    16,474,250     6,402,311    27,976,752       27,884,528
   (12,007,187)  (7,936,346)  (15,939,452)  (29,545,301)      (3,386,244)
   --------------------------------------------------------------------------
   10,957,140     8,537,904    (9,537,141)   (1,568,549)      24,498,284
   --------------------------------------------------------------------------
   5,036,520     12,839,314   (16,884,798)   (8,030,730)      25,161,176
   --------------------------------------------------------------------------
   30,890,407    18,051,093    57,186,742    65,217,472               --
   --------------------------------------------------------------------------
   $35,926,927  $30,890,407  $ 40,301,944  $ 57,186,742      $25,161,176
   --------------------------------------------------------------------------

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Mutual Fund Portfolio

                                                       2001      2000      1999     1998     1997
                                                     --------  --------  -------- -------- --------
Total Return                                          (10.21%)  (15.30%)   17.39%   30.23%   19.29%

Net assets, end of period ($000)                     $ 65,852  $108,602  $178,541 $140,808 $144,533
Ratio of expenses to average net assets                 1.02%     0.88%     0.86%    0.91%    0.89%
Ratio of net investment income to average net assets    0.40%     3.28%     1.69%    1.56%    2.08%
Ratio of expenses to average net assets before
  expenses paid indirectly                              1.08%     0.88%     0.86%    0.91%    0.89%
Portfolio turnover rate                               297.81%   405.88%   787.66%  128.31%  395.42%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Utilities Stock Portfolio

                                                               2001     2000    1999    1998    1997
                                                             --------  ------- ------- ------- -------
Total Return                                                  (13.65%)  21.81%  21.81%  10.33%  30.41%

Net assets, end of period ($000)                             $ 35,927  $30,890 $18,051 $13,220 $10,670
Ratio of expenses to average net assets                         1.17%    1.29%   1.35%   1.44%   1.60%
Ratio of net investment income to average net assets            2.23%    1.74%   1.94%   1.73%   1.79%
Ratio of expenses to average net assets before expenses paid
  indirectly                                                    1.25%    1.30%   1.35%   1.46%   1.65%
Portfolio turnover rate                                        22.74%   37.07%  69.20%  51.36%  41.22%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Year Ended December 31,
--------------------------------------------------------------------------------


Growth Stock Portfolio

                                                           2001     2000     1999    1998     1997
                                                         --------  -------  ------- ------- --------
Total Return                                              (12.05%)  (8.33%)  22.72%  24.58%   31.15%

Net assets, end of period ($000)                         $ 40,302  $57,187  $65,217 $51,168 $ 33,394
Ratio of expenses to average net assets                     1.24%    1.10%    1.15%   1.25%    1.34%
Ratio of net investment income to average net assets        0.17%    0.29%    0.39%   0.77%    0.83%
Ratio of expenses to average net assets before waiver of
  fees and/or expenses paid indirectly                      1.26%    1.12%    1.16%   1.26%    1.34%
Portfolio turnover rate                                    36.99%   58.03%   51.22%  79.98%  129.79%

See accompanying notes to financial statements.

Financial Highlights
Ratios/Supplementary Data For Each Fiscal Period Ended December 31,
--------------------------------------------------------------------------------


International Equity Portfolio

                                                                     2001*
                                                                    -------
   Total Return(1)                                                    2.49%

   Net assets, end of period ($000)                                 $46,353
   Ratio of expenses to average net assets(2)                         1.54%
   Ratio of net investment income (loss) to average net assets(2)    (0.86%)
   Ratio of expenses to average net assets before waiver of fees(2)   1.54%
   Portfolio turnover rate(1)                                        94.20%

(1) Not annualized for periods of less than one full year.
(2) Annualized for periods of less than one full year.
*  Commenced operations on November 2, 2001.

See accompanying notes to financial statements.

Notes to Financial Statements
December 31, 2001
--------------------------------------------------------------------------------

1.  Organization and Significant Accounting Policies

Each fund of the Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio"; collectively the "Portfolios") having the same investment objective as the fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolios qualify as partnerships, and each investor in the corresponding Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass-through" entity, the Portfolios pay no income dividends or capital gain distributions. The investment objective of each Portfolio is as follows:

   The Mutual Fund Portfolio seeks growth of capital by investing primarily in other growth mutual funds that are not affiliated with the portfolio.

   The Utilities Stock Portfolio seeks current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities that generate power from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

   The Growth Stock Portfolio seeks growth of capital by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.

   The International Equity Portfolio* seeks long-term growth from investing primarily in equity securities of foreign issuers.

   * Prior to November 2, 2001, the International Equity Fund was a stand-alone fund and thus did not invest its assets in a corresponding open-end management investment company. On November 2, 2001, in a tax-free transaction, the International Equity Fund contributed its securities to the International Equity Portfolio, a corresponding open-end management investment company. The cost basis and value of the contributed securities was $27,418,014 and $24,073,141, respectively.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation. For all Portfolios, except International Equity Portfolio, securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services that use valuation techniques approved by the Board of Trustees ("Trustees").

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Securities owned by International Equity Portfolio are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services that use valuation techniques approved by the Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Trustees.

Foreign currency translation. Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of International denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward currency contracts. International may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by International as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, International records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Repurchase agreements. Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & options. Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those that are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received. The Portfolios did not participate in options during the year.

Federal income taxes. The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other. The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, (except in the case of foreign securities in the International Equity Portfolio, in which dividends are recorded as soon after the ex-dividend date as the Portfolio becomes aware of such dividends), and interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the "Plan"), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

With the exception of International Equity Portfolio, each Portfolio has pledged as collateral a U.S. Government Security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

2.  Investment Transactions

For the year ended December 31, 2001, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

                                            Purchases      Sales
                                           ------------ ------------
            Mutual Fund Portfolio          $215,017,854 $205,678,786
            Utilities Stock Portfolio        21,265,101    7,946,381
            Growth Stock Portfolio           16,931,786   24,558,769
            International Equity Portfolio   31,199,829   21,029,635

As of December 31, 2001, the aggregate cost basis of investments and unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                       Net unrealized
                               Cost basis of  Unrealized   Unrealized   appreciation
                                investments  appreciation depreciation (depreciation)
                               ------------- ------------ ------------ --------------
Mutual Fund Portfolio           $64,259,896   $1,632,181  $   (51,566)  $ 1,580,615
Utilities Stock Portfolio        35,572,891    4,323,098   (3,993,425)      329,673
Growth Stock Portfolio           42,308,609    5,811,184   (7,796,892)   (1,985,708)
International Equity Portfolio   27,704,695    1,188,809   (3,880,009)   (2,691,200)

3.  Investment Advisory Fees and Other Transactions With Affiliates

Meeder Asset Management, Inc. (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Meeder Financial, Inc. (formerly Muirfield Investors, Inc.) ("Meeder"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. ("Miller/Howard"), Sector Capital Management, L.L.C. ("Sector Capital"), and CGU Fund Management ("CGU") serve as subadvisors of the Utilities Stock Portfolio, Growth Stock Portfolio, and International Equity Portfolio, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital.

For such services each Portfolio, except International Equity Portfolio, pays a fee at the following annual rates: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. The International Equity Portfolio pays a fee at an annual rate of 1.00% of average daily net assets. As subadvisor to the Utilities Stock Portfolio, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets. As subadvisor to the International Equity Portfolio, CGU is paid

1.00% of the 1.00% of average daily net assets up to $10 million, 0.30% of the 1.00% of average daily net assets exceeding $10 million up to $20 million, and 0.65% of the 1.00% of average daily net assets exceeding $20 million.

Adviser Dealer Services, Inc. ("ADS"), an affiliated broker-dealer of MAM, received distribution fees from underlying holdings of the Mutual Fund Portfolio. ADS deposits these fees back into the Portfolio in an effort to reduce expenses. During the year ended December 31, 2001, ADS deposited $52,085 of distribution fees received into the Mutual Fund Portfolio.

Also, ADS has an arrangement with the Utilities Stock Portfolio and Growth Stock Portfolio whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Portfolios. For the year ended December 31, 2001, ADS received $18,792 and $9,222 in commissions in connection with the purchase and sale of investments for the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. For the same time period ADS paid $31,913 and $8,809 of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively, expenses under this arrangement.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of Meeder, serves as accounting services agent for each Portfolio, except International Equity Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

    a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

    b. $7,500 for each Portfolio.

                     End of Notes to Financial Statements
--------------------------------------------------------------------------------
Other Information Regarding Trustees and Officers (unaudited)

Certain trustees and officers of the Portfolios are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolios and elect their officers. The officers are responsible for the Portfolios' day-to-day operations. The Trustees' and officers' names, addresses, years of birth, positions held with the Trust, and length of service as a Meeder Advisor Funds Trustee are listed below. Also included is each Board member's principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including Meeder Advisor Funds, The Flex-funds, and the corresponding portfolios of Meeder Advisor Funds and The Flex-funds (collectively, the "Fund Complex"). Those Trustees who are "interested persons", as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and                                                 Principal Occupation
Year of Birth              Position and Length of Service(2)         During Past Five Years
-------------              --------------------------------- ---------------------------------------
  Robert S. Meeder, Sr.*         Trustee and President       Chairman of Meeder Asset
  Year of Birth: 1929                                        Management, Inc., an investment
                                                             advisor; Chairman and Director of
                                                             Mutual Funds Service Co., the Fund
                                                             Complex's transfer agent; Director of
                                                             Adviser Dealer Services, Inc., the
                                                             Fund Complex's Distributor.

  Milton S. Bartholomew          Trustee                     Retired; formerly a practicing attorney
  Year of Birth: 1929                                        in Columbus, Ohio; member of the
                                                             Fund Complex's Audit Committee.

  Roger D. Blackwell             Trustee                     Professor of Marketing and Consumer
  Year of Birth: 1940                                        Behavior, The Ohio State University;
                                                             President of Blackwell Associates,
                                                             Inc., a strategic consulting firm.

Name, Address(1), and                                                 Principal Occupation
Year of Birth              Position and Length of Service(2)         During Past Five Years
-------------              --------------------------------- --------------------------------------

  Robert S. Meeder, Jr.*      Trustee and Vice President     President of Meeder Asset
  Year of Birth: 1961                                        Management, Inc.

  Walter L. Ogle Year         Trustee                        Retired; formerly Executive Vice
  of Birth: 1937                                             President of Aon Consulting, an
                                                             employee benefits consulting group;
                                                             member of the Fund Complex's Audit
                                                             Committee.
  Charles A. Donabedian       Trustee                        President, Winston Financial, Inc.,
  Year of Birth: 1943                                        which provides a variety of marketing
                                                             consulting services to investment
                                                             management companies; CEO,
                                                             Winston Advisors, Inc., an investment
                                                             advisor; member of the Fund
                                                             Complex's Audit Committee.

  James W. Didion             Trustee                        Retired; formerly Executive Vice
  Year of Birth: 1930                                        President of Core Source, Inc., an
                                                             employee benefit and Workers'
                                                             Compensation administration and
                                                             consulting firm (1991 -- 1997).

  Jack W. Nicklaus            Trustee                        Designer, Nicklaus Design, a golf
  Year of Birth: 1961                                        course design firm and division of The
                                                             Nicklaus Companies.

(1) The address of each Trustee is 6000 Memorial Drive, Dublin, OH 43017.
(2) Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.
* Robert S. Meeder, Sr. is deemed an "interested person" of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and The Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, and International Equity
Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio, Growth Stock Portfolio, and International Equity Portfolio (the Portfolios), including the schedules of investments, as of December 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios at December 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
February 22, 2002

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Meeder
  Advisor Funds


Manager and Investment Advisor:
Meeder Asset Management
6000 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/The Utilities Stock Portfolio
Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Subadvisor/The Growth Stock Portfolio
Sector Capital Management L.L.C.
51 Germantown Court, Suite 309
Cordova, TN 38018

Subadvisor/The International Equity Portfolio
CGU Fund Management
No. 1 Poultry
London, England EC2R 8EJ

Board of Trustees
Milton S. Bartholomew
Dr. Roger D. Blackwell
James Didion
Charles Donabedian
Robert S. Meeder, Sr.
Robert S. Meeder, Jr.
Jack Nicklaus II
Walter L. Ogle

Custodian
U.S. Bank, N.A.
Cincinnati, Ohio 45201

Transfer Agent Dividend Disbursing Agent
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, Ohio 43017

Auditors
KPMG LLP
Columbus, Ohio 43215

Meeder
  Advisor Funds

  A Meeder Financial Company
  6000 Memorial Drive, P.O. Box 7177
  Dublin, Ohio 43017
  Toll Free (800)494-3539
  Distributed by Adviser Dealer Services, Inc.